UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05324

ELFUN DIVERSIFIED FUND

(Exact name of registrant as specified in charter)

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/11

ITEM 1.	REPORTS TO STOCKHOLDERS.

Elfun Funds

Annual Report

December 31, 2011

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current summary prospectus or prospectus.

Information on the following performance pages relates to the Elfun Funds.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

A portion of the Elfun Tax-Exempt Income Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (S&P 500 Index), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index), Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. Municipal Bond Index, and the 90 Day U.S. T-Bill are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect the fees, expenses or taxes.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market. Barclays Capital U.S. Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 Day U.S. Treasury bills (i.e. having a total maturity of 90 days) currently available in the marketplace.

The peer universe of underlying funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the Elfun Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

(Unaudited)

Ralph R. Layman

President and

Chief Investment Officer – Public Equities

The Elfun International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman (pictured to the left), Paul Nestro, Jonathan L. Passmore, and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 113.

Q.	How did the Elfun International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the Elfun International Equity Fund returned -16.02%. The MSCI EAFE Index, the Fund’s benchmark, returned -12.14% and the Fund’s Morningstar peer group of 817 Foreign Large Blend Funds returned an average of -13.90% over the same period.

Q.	What factors affected the Fund’s performance?

A.	Macro-economic and geopolitical issues dominated sentiment for much of the year. The European sovereign debt crisis was a constant influence but had a harsher, negative impact during the third quarter when the crisis moved from Greece to concerns that Italy, a much more indebted country, might struggle to roll over its debt. In addition, aggressive austerity measures introduced by European countries, while fiscally responsible, increased the risk of recession. Meanwhile, accelerating fears that China may experience an economic “hard-landing” added to the negative market sentiment. For much of the year, strong corporate results acted as a counter to the negative news, but in the third quarter, the weight of that news took stocks sharply lower before recovering slightly toward the end of the year.

Q.	What were the primary drivers of Fund performance?

A.

Despite being underweight, even modest positions in BNP Paribas (France), Lloyds Banking Group (UK) and Unicredit (Italy) had a disproportionately negative impact on the Fund’s performance due to the European debt crisis. In the energy sector, the Fund’s holding in Paladin, an Australian uranium miner, fell sharply after the Japanese earthquake/tsunami destroyed several nuclear reactors. From an allocation perspective, the underweight in healthcare and the Pacific Rim region were negative while the Fund’s underweight in Japan and overweight in the U.K. were positive. The Fund’s overweight in emerging markets had a negative impact. Stocks in the information technology sector were the

(Unaudited)

top positive contributors, including Samsung Electronics, Taiwan Semiconductor and UK-based Autonomy, which was bought out by Hewlett Packard in an all-cash transaction.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s underweight in consumer discretionary stocks was reduced with the addition of WPP (advertising), LVMH (luxury goods) and autos. The Fund’s underweight in healthcare was increased with the elimination of Roche Holdings. The Fund’s overweights in industrials and materials were reduced as more cyclical stocks screened less well in a deteriorating economic environment; but IT holdings were increased selectively through the addition of Hexagon (measuring software) and SAP (enterprise software). Cash increased by year-end to approximately 2.5%.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	806.60	1.37

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.69	1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Actual Fund Return for the six-month period ended December 31, 2011 was: -19.34%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing principally in foreign securities consistent with prudent investment management and the preservation of capital. The Fund invests at least 80% of its net assets under normal circumstances in equity securities, such as common stock and preferred stocks and invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Top Ten Largest Holdings

as of December 31, 2011 as a % of Fair Value(b)(c)

Royal Dutch Shell PLC	3.66%
Nestle S.A.	2.86%
HSBC Holdings PLC	2.39%
Samsung Electronics Company Ltd.	2.31%
Linde AG	2.29%
Novartis AG	2.18%
Diageo PLC	2.14%
Vodafone Group PLC	2.10%
Suzuki Motor Corp.	2.01%
BHP Billiton PLC	1.99%

Sector Allocation

as a % of the Fair Value of $239,314 (in thousands) as of December 31, 2011.(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	817	567	317
Peer group average annual total return	-13.90%	-4.75%	3.91%
Morningstar category in peer group: Foreign Large Blend

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2011

(Inception date: 01/01/88)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun International Equity Fund	-16.02%	-4.75%	4.54%	$15,594

MSCI® EAFE® Index	-12.14%	-4.72%	4.67%	$15,780

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun International Equity Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Common Stock — 95.0%†

Australia — 1.8%

Brambles Ltd.	377,759	$2,773
Lynas Corporation Ltd.	1,488,156	1,594	(a)
		4,367

Brazil — 1.6%

Petroleo Brasileiro S.A. ADR	109,123	2,563
Vale S.A. ADR	60,806	1,253
		3,816

Canada — 4.1%

Canadian Natural Resources Ltd.	48,800	1,828
Kinross Gold Corp.	195,783	2,236
Potash Corporation of Saskatchewan Inc.	84,517	3,495
Suncor Energy Inc.	82,936	2,393
		9,952

China — 1.7%

Baidu Inc. ADR	25,232	2,939	(a)
Bank of China Ltd.	3,320,976	1,227
		4,166

Denmark — 0.3%

Carlsberg A/S	11,097	785

France — 10.0%

Accor S.A.	6,225	158
AXA S.A.	162,152	2,114
BNP Paribas S.A.	84,510	3,330
Cap Gemini S.A.	53,058	1,663
Cie Generale d’Optique Essilor International S.A.	53,656	3,800
European Aeronautic Defence and Space Company N.V.	36,736	1,152
LVMH Moet Hennessy Louis Vuitton S.A.	14,182	2,014
Safran S.A.	125,887	3,792
Schneider Electric S.A.	14,852	784
Total S.A.	24,882	1,276
Vallourec S.A.	35,389	2,304

	Number of Shares	Fair Value

VInci S.A.	39,909	$1,749
		24,136

Germany — 9.9%

Adidas AG	32,919	2,148
Bayer AG	36,292	2,327	(a)
Daimler AG	12,154	535
Deutsche Boerse AG	23,759	1,249	(a)
Fresenius SE & Company KGAA	34,977	3,246
Linde AG	36,705	5,477
Metro AG	25,090	918
SAP AG	59,399	3,150
Siemens AG	35,724	3,429
ThyssenKrupp AG	56,454	1,299
		23,778

Hong Kong — 2.9%

AIA Group Ltd.	1,075,843	3,359
Hutchison Whampoa Ltd.	264,147	2,221
Wharf Holdings Ltd.	324,043	1,469
		7,049

India — 1.1%

ICICI Bank Ltd.	85,025	1,095
Larsen & Toubro Ltd.	48,435	908
Power Grid Corporation of India Ltd.	376,651	710
		2,713

Ireland — 1.0%

WPP PLC	219,447	2,304

Italy — 0.4%

ENI S.p.A	41,856	870

Japan — 12.3%

Daikin Industries Ltd.	68,200	1,869
FANUC Corp.	21,300	3,261
Mitsubishi Corp.	129,000	2,607
Mitsubishi Heavy Industries Ltd.	205,000	874
SMC Corp.	12,400	2,002
Softbank Corp.	105,299	3,103
Sony Financial Holdings Inc.	147,100	2,168

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Sumitomo Realty & Development Company Ltd. (REIT)	104,000	$1,822
Suzuki Motor Corp.	232,631	4,813
The Bank of Yokohama Ltd.	465,990	2,205
Toyota Motor Corp.	32,282	1,076
Unicharm Corp.	77,300	3,813
		29,613

Mexico — 0.8%

America Movil SAB de C.V. ADR	81,538	1,843

Netherlands — 2.9%

ING Groep N.V.	279,974	2,021	(a)
Koninklijke Ahold N.V.	46,298	625
Koninklijke Philips Electronics N.V.	74,133	1,567
Unilever N.V.	81,110	2,798
		7,011

Russian Federation — 0.3%

Mobile Telesystems OJSC ADR	46,082	676

Singapore — 1.1%

United Overseas Bank Ltd.	233,525	2,750

South Africa — 0.5%

MTN Group Ltd.	64,017	1,140

South Korea — 3.3%

Hyundai Motor Co.	12,923	2,389	(a)
Samsung Electronics Company Ltd.	6,016	5,525
		7,914

Spain — 1.5%

Banco Santander S.A.	243,365	1,854	(h)
Telefonica S.A.	98,637	1,714
		3,568

Sweden — 1.8%

Hexagon AB	117,707	1,767
Telefonaktiebolaget LM Ericsson	254,724	2,616
		4,383

	Number of Shares	Fair Value

Switzerland — 7.9%

Credit Suisse Group AG	61,602	$1,454
Nestle S.A.	118,477	6,842
Novartis AG	90,810	5,215
Syngenta AG	11,860	3,488
Zurich Financial Services AG	8,526	1,938
		18,937

Taiwan — 2.3%

Delta Electronics Inc.	433,000	1,030
Taiwan Semiconductor Manufacturing Company Ltd.	1,693,400	4,239
Taiwan Semiconductor Manufacturing Company Ltd. ADR	16,397	212
		5,481

United Kingdom — 25.5%

Aggreko PLC	56,065	1,757
BG Group PLC	155,191	3,320	(a)
BHP Billiton PLC	163,368	4,767	(h)
Diageo PLC	234,181	5,119
G4S PLC††	286,397	1,210
G4S PLC††	61,323	257
HSBC Holdings PLC	749,460	5,719
Lloyds Banking Group PLC	5,050,539	2,033	(a)
National Grid PLC	433,675	4,212
Prudential PLC	446,858	4,434
Reckitt Benckiser Group PLC	79,766	3,942
Rio Tinto PLC	87,505	4,250
Royal Dutch Shell PLC	237,704	8,758
Standard Chartered PLC	146,926	3,217
Tesco PLC	365,959	2,295
The Capita Group PLC	108,399	1,059
Vodafone Group PLC	1,807,828	5,026
		61,375

Total Common Stock (Cost $239,431)		228,627

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Preferred Stock — 1.6%

Volkswagen AG (Cost $2,902)	25,374	$3,813
Other Investments — 0.1%

GEI Investment Fund (Cost $81)		77	(k)

Total Investments in Securities (Cost $242,414)		232,517
Short-Term Investments — 2.8%

GE Institutional Money Market Fund — Investment
Class 0.06%
(Cost $6,797)		6,797	(d,k)

Total Investments (Cost $249,211)		239,314

Other Assets and Liabilities net — 0.5%		1,258

NET ASSETS — 100.0%		$240,572

Other Information

The Fund had the following long futures contracts open at December 31, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

EURO Stoxx 50 Index Futures	March 2012	75	$2,247	$69

FTSE 100 Index Futures	March 2012	27	2,323	41

Topix Index Futures	March 2012	11	1,041	(28)

				$82

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	December 31, 2011

(Unaudited)

The Fund was invested in the following categories at December 31, 2011:

Industry	Percentage (based on Fair Value)
Diversified Financial Services	9.71%
Integrated Oil & Gas	8.01%
Automobile Manufacturers	5.28%
Wireless Telecommunication Services	4.93%
Diversified Metals & Mining	4.43%
Semiconductors	4.17%
Life & Health Insurance	4.16%
Packaged Foods & Meats	4.03%
Industrial Machinery	3.53%
Household Products	3.24%
Pharmaceuticals	3.15%
Industrial Conglomerates	3.02%
Fertilizers & Agricultural Chemicals	2.92%
Industrial Gases	2.29%
Distillers & Vintners	2.14%
Aerospace & Defense	2.07%
Diversified Support Services	1.89%
Multi-Utilities	1.76%
Apparel, Accessories & Luxury Goods	1.74%
Multi-Line Insurance	1.69%
Healthcare Supplies	1.59%
Diversified Real Estate Activities	1.37%
Healthcare Services	1.36%
Application Software	1.32%
Internet Software & Services	1.23%
Food Retail	1.22%
Construction & Engineering	1.11%

Communications Equipment	1.09%
Trading Companies & Distributors	1.09%
Steel	1.07%
Advertising	0.96%
Gold	0.93%
Regional Banks	0.92%
Building Products	0.78%
Oil & Gas Exploration & Production	0.76%
Electronic Equipment & Instruments	0.74%
Integrated Telecommunication Services	0.72%
IT Consulting & Other Services	0.69%
Diversified Capital Markets	0.61%
Security & Alarm Services	0.61%
Specialized Finance	0.52%
Human Resource & Employment Services	0.44%
Electronic Components	0.43%
Hypermarkets & Super Centers	0.38%
Brewers	0.33%
Electrical Components & Equipment	0.33%
Electric Utilities	0.30%
Hotels, Resorts & Cruise Lines	0.07%

97.13%

Short-Term and Other Investments
Short-Term	2.84%
Other Investments	0.03%

2.87%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

David B. Carlson

Chief Investment Officer – U.S. Equities

The Elfun Trusts is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 113.

Q.	How did the Elfun Trusts Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.

For the twelve-month period ended December 31, 2011, the Elfun Trusts Fund returned 1.33%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 2.11% and the Fund’s Morningstar peer group of 1,683 U.S. Large Cap Growth Funds returned an average of -2.56% over the same period. Elfun Trusts outperformed 81% of its Morningstar peer group in 2011.

Q.	What market factors affected the Fund’s performance?

A.	While the market closed the year virtually flat with the start of the year, there was tremendous volatility along the way. A host of macro events buffeted that market—earthquake/tsunami in Japan, political unrest in several Middle Eastern states, sovereign debt issues in Europe (again) and a downgrade of U.S. Government debt. The U.S. economy muddled along with slow growth, and corporate profit growth was strong, due in large part to strength in foreign sourced earnings. Operating profits for the S&P 500 Index grew an estimated 15% in 2011, an impressive performance given below-average GDP growth.

Within the equity market there was significant risk aversion and a reach for yield. The utility sector was the strongest performer with a 20% return, followed by the consumer staples sector with a 14% return. Stocks with above-average dividend yields were strong performers, regardless of sector—a theme that makes sense when fixed income rates are so low. The financial sector was the worst performing sector with a decline of 17%. Large banks and brokers had the steepest declines. Sovereign debt fears in Europe weighed heavily on the European banks, and the interconnectedness of the financial markets brought the concern to the U.S.

Globally, the U.S. was a strong relative performer as stock markets in Europe, Japan and the emerging markets were all down in excess of 10%. Fears of recession weighed on Europe and fears of a hard landing in China weighed on emerging markets. We believe these macro concerns will be with us in 2012 as well.

Q.	What were the primary drivers of Fund performance?

A.

Elfun Trusts’ performance, while modestly behind the S&P 500 Index return was strong relative to peer funds. The year saw an unusually high number of equity mutual fund managers trail benchmarks, due in large part to the narrow leadership of defensive stocks (e.g., utilities and staples). Technology was the strongest sector for Elfun Trusts.

(Unaudited)

Tech holdings in the Fund were up 12%, with Visa leading the way with a 45% gain. Other notable tech holdings were Apple (+26%), Baidu (+21%) and Qualcomm (+12%).

The consumer-discretionary sector was a positive contributor for the year. Outperformers include Bed, Bath & Beyond (+18%), Liberty Global (+17%) and Comcast (+16%).

The Fund’s holdings in health care and energy were detractors from performance, due to the fact that we did not own the higher yielding companies. In health care, the Fund was underweighted in pharmaceuticals, which were strong performers. In energy, we favor the oil service sector over the large integrated companies such as Exxon. We simply underestimated investors demand for dividend yield and the Fund did not own enough of the higher yielding stocks in the market.

Q.	Were there any significant changes to the Fund during the period?

A.	Changes to the Fund were modest during the year. Fund turnover remained low at 16%. We ended the year with 49 stocks in the Fund, down two names from the start of the year. Technology remains the largest sector in the Fund, comprising 34% of the total. This compares to a weight of 19% in the S&P 500 Index. We think tech has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the tech sector revenue is outside the U.S.), product cycle growth (e.g., wireless data), and attractive valuation.

The Fund continues to have an underweight in utilities and consumer staples. We believe valuation looks full in these sectors, particularly after the strong performance last year.

We expect 2012 to be another year where global macro events will create volatility in the market. Further, it is an election year in the U.S., which creates additional uncertainty. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. In a slow growth world, we believe the Fund’s collection of above-average growers will do well over the long term.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number

given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	939.90	1.03

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.15	1.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.21% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Actual Fund Return for the six-month period ended December 31, 2011 was: -6.01%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks its objective by investing in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Largest Holdings

as of December 31, 2011 as a % of Fair Value(b)(c)

Apple Inc.	5.04%
Qualcomm Inc.	4.95%
Visa Inc.	4.41%
Schlumberger Ltd.	4.35%
PepsiCo Inc.	4.23%
The Western Union Co.	4.21%
Liberty Global Inc.	3.81%
Express Scripts Inc.	3.61%
CME Group Inc.	3.55%
Dover Corp.	3.49%

Sector Allocation

as a % of the Fair Value of $1,647,279 (in thousands) as of December 31, 2011.(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	1,683	1,279	804
Peer group average annual total return	-2.56%	0.34%	1.52%
Morningstar category in peer group: Large Growth

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2011

(Inception date: 05/27/35)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Trusts	1.33%	1.03%	2.47%	$12,758

S&P 500 Index	2.11%	-0.25%	2.92%	$13,340

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Trusts	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Common Stock — 98.2%†

Air Freight & Logistics — 0.8%

United Parcel Service Inc.	170,000	$12,442

Application Software — 1.6%

Intuit Inc.	430,000	22,614
SuccessFactors Inc.	100,000	3,987	(a)
		26,601

Asset Management & Custody Banks — 2.8%

State Street Corp.	1,140,000	45,953	(e)

Automotive Retail — 0.5%

O’Reilly Automotive Inc.	100,000	7,995	(a)

Biotechnology — 3.0%

Amgen Inc.	620,000	39,810
Gilead Sciences Inc.	250,000	10,232	(a)
		50,042

Broadcasting — 1.3%

Discovery Communications Inc.	570,000	21,489	(a)

Cable & Satellite — 9.3%

Comcast Corp.	1,250,000	29,450
DIRECTV	1,300,000	55,588	(a)
Liberty Global Inc.	1,590,000	62,837	(a)
Sirius XM Radio Inc.	3,000,000	5,460	(a)
		153,335

Casinos & Gaming — 0.5%

Las Vegas Sands Corp.	200,000	8,546	(a)

Communications Equipment — 6.3%

Cisco Systems Inc.	1,250,000	22,600
Qualcomm Inc.	1,490,000	81,503
		104,103

Computer Hardware — 5.0%

Apple Inc.	205,000	83,025	(a)

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 12.2%

Automatic Data Processing Inc.	225,000	$12,152
Paychex Inc.	1,550,000	46,671
The Western Union Co.	3,800,000	69,388
Visa Inc.	715,000	72,594
		200,805

Diversified Financial Services — 1.4%

JPMorgan Chase & Co.	700,000	23,275

Electronic Manufacturing Services — 0.9%

Molex Inc.	760,000	15,033

Environmental & Facilities Services — 0.2%

Stericycle Inc.	45,000	3,506	(a)

Fertilizers & Agricultural Chemicals — 2.8%

Monsanto Co.	650,000	45,546

Healthcare Equipment — 2.0%

Covidien PLC	750,000	33,758

Healthcare Services — 4.8%

Express Scripts Inc.	1,330,000	59,438	(a)
LIncare Holdings Inc.	780,000	20,054
		79,492

Healthcare Supplies — 0.1%

DENTSPLY International Inc.	60,000	2,099

Home Improvement Retail — 2.2%

Lowe’s Companies Inc.	1,400,000	35,532

Homefurnishing Retail — 2.1%

Bed Bath & Beyond Inc.	600,000	34,782	(a)

Hotels, Resorts & Cruise Lines — 1.6%

Carnival Corp.	810,000	26,438

Industrial Gases — 1.0%

Praxair Inc.	150,000	16,035

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Trusts	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Industrial Machinery — 3.5%

Dover Corp.	990,000	$57,469

Integrated Oil & Gas — 2.2%

Chevron Corp.	105,000	11,172
Exxon Mobil Corp.	300,000	25,428
		36,600

Internet Retail — 1.1%

Amazon.com Inc.	100,000	17,310	(a)

Internet Software & Services — 6.0%

Baidu Inc. ADR	400,000	46,588	(a)
eBay Inc.	1,725,000	52,319	(a)
		98,907

Investment Banking & Brokerage — 1.8%

The Goldman Sachs Group Inc.	320,000	28,938

Oil & Gas Equipment & Services — 4.4%

Schlumberger Ltd.	1,050,000	71,726

Oil & Gas Exploration & Production — 0.6%

Anadarko Petroleum Corp.	140,000	10,686

Pharmaceuticals — 2.0%

Johnson & Johnson	500,000	32,790

Property & Casualty Insurance — 0.5%

Alleghany Corp.	30,000	8,559	(a)

Real Estate Services — 0.9%

CBRE Group Inc.	925,000	14,078	(a)

Soft Drinks — 4.2%

PepsiCo Inc.	1,050,000	69,667

Specialized Finance — 3.6%

CME Group Inc.	240,000	58,481

	Number of Shares	Fair Value

Specialty Stores — 0.5%

Dick’s Sporting Goods Inc.	220,000	$8,114

Systems Software — 2.0%

Microsoft Corp.	1,250,000	32,450

Wireless Telecommunication Services — 2.5%

American Tower Corp.	700,000	42,007	(a)

Total Common Stock (Cost $1,267,262)		1,617,614
Other Investments — 0.0%*

GEI Investment Fund (Cost $371)		356	(k)

Total Investments in Securities (Cost $1,267,633)		1,617,970
Short-Term Investments — 1.8%

GE Institutional Money Market Fund — Investment
Class 0.06%
(Cost $29,309)		29,309	(d,k)

Total Investments (Cost $1,296,942)		1,647,279

Other Assets and Liabilities, net — 0.0%*		117

NET ASSETS — 100.0%		$1,647,396

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Paul M. Colonna President and Chief Investment Officer – Fixed Income	Greg Hartch Senior Vice President and Strategy and Business Development Leader

Ralph R. Layman President and Chief Investment Officer – Public Equities	David Wiederecht President and Chief Investment Officer – Investment Strategies

The Elfun Diversified Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman, and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the Fund’s assets to sub-adviser(s) retained by GE Asset Management. Mr. Layman manages the equity portion of the Fund and Mr. Colonna manages the fixed income portion of the Fund, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to seek the Fund’s objectives. In addition to oversight authority for asset allocation, Mr. Hartch and Mr. Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques such as investments in derivative instruments. . See portfolio managers’ biographical information beginning on page 113.

Q.	How did the Elfun Diversified Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the Elfun Diversified Fund returned -2.60%. The S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, the Fund’s broad based benchmarks, returned 2.11% and 7.84%, respectively. The Fund’s Morningstar peer group of 963 U.S. Moderate Allocation funds returned an average of -0.40% over the same period.

Q.	What market factors affected the Funds performance?

A.	It was a very volatile year driven by several macro events both in the U.S. and abroad. In the first half of the year the markets were affected by the

(Unaudited)

upheaval of governments in the Middle East and North Africa, a massive earthquake in Japan that affected global supply chains and the bailout of Greece due to their debt crisis. The turmoil intensified in the second half of the year as sovereign debt fears expanded beyond the periphery of Europe. S&P cut the U.S. AAA debt rating due to concerns about the ongoing budget deficit and the ECB had to start buying the sovereign debt of several nations in the secondary market due to the drastic widening of bond yields. High inflation in emerging markets was also a concern throughout most of the year, particularly in China as the government took several steps to stem rising prices in the real estate market.

Q.	What were the primary drivers of Fund performance?

A.	The primary drivers of the Fund’s performance were its asset allocation and the performance of the underlying strategies within the Fund. During the year the Fund’s average weight to fixed income was approximately 32%. This negatively impacted the Fund’s performance due to the strong performance of the fixed income markets compared to equities. Ongoing concerns throughout the year about Europe’s sovereign debt crisis led many investors to seek safety through investing in U.S. government securities, driving the Barclays Capital U.S. Aggregate Bond Index up 7.84% compared to only a slight rise in the S&P 500 Index of 2.11%, while the MSCI EAFE Index fell 12.14%. Stock selection also negatively impacted the Fund’s performance. The Fund’s large cap growth, mid cap and international equity strategy underperformed their respective benchmarks, offsetting the positive relative performance from the Fund’s fixed income strategy and equity yield strategy.
Q.	Were there any significant changes to the Fund during the period?

A.	During the year the biggest change in the Fund was the decision to reduce the Fund’s exposure to large cap growth in favor of an equity yield strategy that is focused on dividend yield and dividend growth. As a result, the Fund’s large cap growth exposure was reduced by 6% while its equity yield exposure was increased throughout the year by approximately 5%. This change positively impacted Fund performance. The Fund also reduced its international equity exposure throughout the year by 5% due to increased concerns about the European sovereign debt crisis and slowing economic growth.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	938.50	1.95

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.19	2.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Actual Fund Return for the six-month period ended December 31, 2011 was: -6.15%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of income and capital appreciation, as is consistent with prudent investment management and the preservation of capital. The Fund seeks its objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes.

Top Ten Largest Holdings

as of December 31, 2011 as a % of Fair Value(b)(c)

Vangaurd MSCI Emerging Markets	3.96%
Federal National Mortgage Assoc. 4.50%, 05/01/18 - 08/01/41	3.44%
U.S. Treasury Bonds 3.75%, 08/15/41	2.20%
U.S. Treasury Notes 0.81%, 11/30/16	1.31%
Vangaurd REIT	1.24%
Federal National Mortgage Assoc. 5.00%, TBA	1.15%
U.S. Treasury Notes 0.80%, 10/30/16	1.10%
Apple Inc.	1.10%
Cisco Systems Inc.	0.83%
Microsoft Corp.	0.82%

Sector Allocation

as a % of the Fair Value of $215,462 (in thousands) as of December 31, 2011.(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	963	736	393
Peer group average annual total return	-0.40%	0.98%	3.53%
Morningstar category in peer group: Moderate Allocation

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2011

(Inception date: 01/01/88)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Diversified Fund	-2.60%	-0.15%	3.54%	$14,175

S&P 500 Index	2.11%	-0.25%	2.92%	$13,340

Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	$17,535

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Diversified Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Domestic Equity – 39.9%†

Advertising — 0.5%

Omnicom Group Inc.	23,144	$1,032

Aerospace & Defense — 0.9%

Alliant Techsystems Inc.	1,663	95
Hexcel Corp.	13,991	339	(a)
Honeywell International Inc.	17,377	945
Rockwell Collins Inc.	5,891	326
United Technologies Corp.	2,718	199
		1,904

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	14,000	400

Air Freight & Logistics — 0.5%

FedEx Corp.	3,862	323
United Parcel Service Inc.	8,809	645
Uti Worldwide Inc.	5,656	75
		1,043

Apparel Retail — 0.1%

Urban Outfitters Inc.	6,004	165	(a)

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	6,468	395
Michael Kors Holdings Ltd.	749	20	(a)
		415

Application Software — 0.3%

Citrix Systems Inc.	4,592	279	(a)
SuccessFactors Inc.	8,472	338	(a)
		617

Asset Management & Custody Banks — 1.2%

Affiliated Managers Group Inc.	3,717	357	(a)
Ameriprise Financial Inc.	13,538	672
Invesco Ltd.	35,989	723
State Street Corp.	19,465	785	(e)
		2,537

	Number of Shares	Fair Value

Auto Parts & Equipment — 0.1%

Johnson Controls Inc.	5,117	$160

Automotive Retail — 0.2%

O’Reilly Automotive Inc.	4,325	346	(a)

Biotechnology — 1.1%

Alexion Pharmaceuticals Inc.	4,923	352
Amgen Inc.	13,927	894
Gilead Sciences Inc.	17,321	709	(a)
Human Genome Sciences Inc.	7,040	52	(a)
Incyte Corp Ltd	7,087	106	(a)
Vertex Pharmaceuticals Inc.	4,233	141	(a)
		2,254

Brewers — 0.1%

Molson Coors Brewing Co.	6,497	283

Broadcasting — 0.1%

Discovery Communications Inc.††	1,814	74	(a)
Discovery Communications Inc.††	3,042	115	(a)
		189

Cable & Satellite — 0.4%

DIRECTV	8,531	365	(a)
Liberty Global Inc.	8,712	345	(a)
Sirius XM Radio Inc.	11,394	21	(a)
		731

Casinos & Gaming — 0.3%

Las Vegas Sands Corp.	7,619	326	(a)
Penn National Gaming Inc.	7,146	272	(a)
		598

Coal & Consumable Fuels — 0.1%

Alpha Natural Resources Inc.	2,400	49	(a)
Peabody Energy Corp.	3,826	127
		176

Communications Equipment — 1.6%

Cisco Systems Inc.	98,519	1,781

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Juniper Networks Inc.	8,650	$177	(a)
Qualcomm Inc.	26,672	1,459
		3,417

Computer Hardware — 1.2%

Apple Inc.	5,856	2,371	(a)
Hewlett-Packard Co.	5,793	149
		2,520

Computer Storage & Peripherals — 0.1%

Synaptics Inc.	8,342	252	(a)

Construction & Engineering — 0.1%

Quanta Services Inc.	10,593	228	(a)

Construction & Farm Machinery & Heavy Trucks — 0.1%

Cummins Inc.	1,970	173
Deere & Co.	965	75
		248

Consumer Finance — 0.3%

American Express Co.	12,960	612
Discover Financial Services	4,453	107
		719

Data Processing & Outsourced Services — 0.6%

Automatic Data Processing Inc.	2,912	157
The Western Union Co.	21,243	388
Visa Inc.	6,856	696
		1,241

Department Stores — 0.1%

Macy’s Inc.	8,104	261

Distributors — 0.1%

Genuine Parts Co.	3,151	193

Diversified Chemicals — 0.1%

EI du Pont de Nemours & Co.	3,636	166

Diversified Financial Services — 1.2%

Bank of America Corp.	44,194	245
Comerica Inc.	12,503	323

	Number of Shares	Fair Value

JPMorgan Chase & Co.	33,769	$1,123
US Bancorp	3,689	100
Wells Fargo & Co.	25,931	715
		2,506

Diversified Metals & Mining — 0.2%

Freeport-McMoRan Copper & Gold Inc.	9,404	346
Molycorp Inc.	2,081	50	(a)
		396

Drug Retail — 0.2%

CVS Caremark Corp.	10,428	425

Electric Utilities — 0.8%

FirstEnergy Corp.	5,445	241
ITC Holdings Corp.	8,026	609
NextEra Energy Inc.	5,986	364
The Southern Co.	7,875	365
		1,579

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	12,946	701
Emerson Electric Co.	6,309	294
		995

Environmental & Facilities Services — 0.1%

Stericycle Inc.	2,296	179	(a)

Fertilizers & Agricultural Chemicals — 0.4%

Intrepid Potash Inc.	3,984	90	(a)
Monsanto Co.	10,795	757
		847

General Merchandise Stores — 0.4%

Target Corp.	15,182	777

Healthcare Equipment — 0.8%

Baxter International Inc.	3,562	176
Covidien PLC	24,754	1,114
Gen-Probe Inc.	1,950	115	(a)
Masimo Corp.	9,971	186	(a)
ResMed Inc.	7,285	185	(a)
		1,776

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Healthcare Facilities — 0.2%

HCA Holdings Inc.	8,207	$181	(a)
Universal Health Services Inc.	6,216	242
		423

Healthcare Services — 0.8%

Catalyst Health Solutions Inc.	7,154	372	(a)
DaVita Inc.	1,063	81	(a)
Express Scripts Inc.	23,237	1,038	(a)
Omnicare Inc.	2,897	100
		1,591

Home Building — 0.1%

MDC Holdings Inc.	7,500	132

Home Entertainment Software — 0.1%

Activision Blizzard Inc.	23,912	295

Home Furnishing Retail — 0.2%

Bed Bath & Beyond Inc.	6,206	360	(a)

Home Improvement Retail — 0.5%

Lowe’s Companies Inc.	15,685	398
The Home Depot Inc.	14,601	613
		1,011

Hotels, Resorts & Cruise Lines — 0.1%

Carnival Corp.	4,654	152
Royal Caribbean Cruises Ltd.	6,089	151
		303

Household Products — 0.7%

Kimberly-Clark Corp.	3,845	283
The Clorox Co.	5,629	375
The Procter & Gamble Co.	13,343	890
		1,548

Independent Power Producers & Energy Traders — 0.5%

Calpine Corp.	22,440	366	(a)
The AES Corp.	64,484	764
		1,130

	Number of Shares	Fair Value

Industrial Gases — 0.5%

Praxair Inc.	9,519	$1,018

Industrial Machinery — 0.3%

Eaton Corp.	7,373	321
Harsco Corp.	13,330	274
		595

Insurance Brokers — 0.1%

Marsh & McLennan Companies Inc.	6,358	201

Integrated Oil & Gas — 1.7%

Chevron Corp.	14,680	1,562
ConocoPhillips	7,959	580
Exxon Mobil Corp.	6,290	533
Hess Corp.	5,506	312
Occidental Petroleum Corp.	7,153	670
		3,657

Integrated Telecommunication Services — 0.6%

AT&T Inc.	22,183	671
Verizon Communications Inc.	12,589	505
Windstream Corp.	7,382	87
		1,263

Internet Retail — 0.0%*

Amazon.com Inc.	485	84	(a)
HomeAway Inc.	519	12	(a)
		96

Internet Software & Services — 0.9%

Equinix Inc.	6,170	626	(a)
Google Inc.	1,426	921	(a)
MercadoLibre Inc.	2,878	229
Monster Worldwide Inc.	16,978	135	(a)
		1,911

Investment Banking & Brokerage — 0.2%

The Goldman Sachs Group Inc.	4,692	424

IT Consulting & Other Services — 1.0%

Cognizant Technology Solutions Corp.	5,869	377	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

International Business Machines Corp.	8,985	$1,652	(h)
		2,029

Life & Health Insurance — 0.5%

MetLife Inc.	16,069	501
Prudential Financial Inc.	10,522	527
		1,028

Life Sciences Tools & Services — 0.5%

Covance Inc.	3,857	176	(a)
Illumina Inc.	5,427	165	(a)
Mettler-Toledo International Inc.	1,441	213	(a)
PerkinElmer Inc.	14,696	294
Thermo Fisher Scientific Inc.	5,642	254	(a)
		1,102

Managed Healthcare — 0.0%*

UnitedHealth Group Inc.	1,545	78

Movies & Entertainment — 0.8%

Liberty Media Corporation — Capital	1,834	143	(a)
The Walt Disney Co.	14,483	543
Time Warner Inc.	26,066	942
		1,628

Multi-Line Insurance — 0.2%

Hartford Financial Services Group Inc.	4,827	78
HCC Insurance Holdings Inc.	14,749	406
		484

Multi-Utilities — 0.4%

Dominion Resources Inc.	10,900	579
Public Service Enterprise Group Inc.	2,494	82
Xcel Energy Inc.	4,603	127
		788

Office REITs — 0.1%

Douglas Emmett Inc.	8,839	161
SL Green Realty Corp.	1,846	123
		284

	Number of Shares	Fair Value

Oil & Gas Drilling — 0.1%

Noble Corp.	6,752	$204

Oil & Gas Equipment & Services — 1.0%

McDermott International Inc.	13,768	158	(a)
National Oilwell Varco Inc.	2,582	176
Schlumberger Ltd.	23,693	1,619
Weatherford International Ltd.	11,174	164	(a)
		2,117

Oil & Gas Exploration & Production — 0.9%

Anadarko Petroleum Corp.	11,900	909
Apache Corp.	1,821	165
Forest Oil Corp.	5,773	78	(a)
Pioneer Natural Resources Co.	2,637	236
Range Resources Corp.	3,240	201
Southwestern Energy Co.	8,803	281	(a)
Ultra Petroleum Corp.	2,360	70	(a)
		1,940

Oil & Gas Refining & Marketing — 0.1%

Marathon Petroleum Corp.	4,631	154

Oil & Gas Storage & Transportation — 0.4%

El Paso Corp.	11,945	317
Spectra Energy Corp.	15,030	462
The Williams Companies Inc.	4,827	159
		938

Packaged Foods & Meats — 1.0%

ConAgra Foods Inc.	9,173	242
General Mills Inc.	4,852	196
Kraft Foods Inc.	33,670	1,258
McCormick & Company Inc.	4,017	203
Mead Johnson Nutrition Co.	2,809	193
		2,092

Pharmaceuticals — 1.8%

Bristol-Myers Squibb Co.	20,066	707
Johnson & Johnson	18,337	1,203
Merck & Company Inc.	8,639	326
Pfizer Inc.	73,649	1,594
		3,830

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Property & Casualty Insurance — 0.9%

ACE Ltd.	17,686	$1,241
The Chubb Corp.	8,155	564
		1,805

Railroads — 0.1%

Union Pacific Corp.	2,038	216

Real Estate Services — 0.1%

CBRE Group Inc. (REIT)	16,304	248	(a,h)

Regional Banks — 0.0%*

Zions Bancorporation	6,189	101

Reinsurance — 0.2%

PartnerRe Ltd.	4,008	257
RenaissanceRe Holdings Ltd.	2,607	194
		451

Research & Consulting Services — 0.3%

FTI Consulting Inc.	3,719	158	(a)
IHS Inc.	3,655	315	(a)
Nielsen Holdings N.V.	5,343	159	(a)
		632

Restaurants — 0.4%

Darden Restaurants Inc.	2,427	111
McDonald’s Corp.	6,406	643
		754

Retail REITs — 0.1%

Simon Property Group Inc.	1,311	169

Security & Alarm Services — 0.2%

Corrections Corporation of America	20,327	414	(a)

Semiconductor Equipment — 0.0%*

KLA-Tencor Corp.	2,135	103

Semiconductors — 1.1%

Altera Corp.	4,634	172
Cree Inc.	1,952	43	(a)

	Number of Shares	Fair Value

Hittite Microwave Corp.	5,076	$251	(a)
Intel Corp.	26,156	634	(h)
Marvell Technology Group Ltd.	15,670	217	(a)
Microchip Technology Inc.	6,872	251
Texas Instruments Inc.	22,269	648
		2,216

Soft Drinks — 1.0%

Coca-Cola Enterprises Inc.	19,723	509
PepsiCo Inc.	22,793	1,512
		2,021

Specialized Finance — 0.4%

CBOE Holdings Inc.	5,727	148
CME Group Inc.	2,239	545
MSCI Inc.	3,828	126	(a)
		819

Specialized REITs — 0.1%

Public Storage	1,456	196
Rayonier Inc.	2,266	101
		297

Specialty Chemicals — 0.2%

Albemarle Corp.	976	50
Celanese Corp.	1,841	82
Cytec Industries Inc.	2,560	114
Ecolab Inc.	3,762	217
		463

Specialty Stores — 0.1%

Dick’s Sporting Goods Inc.	4,556	168

Steel — 0.5%

Allegheny Technologies Inc.	21,587	1,032
Steel Dynamics Inc.	6,126	81
		1,113

Systems Software — 1.4%

Microsoft Corp.	68,420	1,777	(h)
Oracle Corp.	32,859	842
Rovi Corp.	9,712	239	(a)
		2,858

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Thrifts & Mortgage Finance — 0.3%

BankUnited Inc.	6,043	$133
People’s United Financial Inc.	38,023	488
		621

Tobacco — 0.2%

Philip Morris International Inc.	6,095	478

Trading Companies & Distributors — 0.1%

MSC Industrial Direct Company Inc.	3,960	283

Water Utilities — 0.1%

American Water Works Company Inc.	4,271	136

Wireless Telecommunication Services — 0.6%

American Tower Corp.	13,537	813	(a)
NII Holdings Inc.	21,551	459	(a)
		1,272

Total Domestic Equity (Cost $78,985)		83,867
Foreign Equity — 17.9%

Common Stock — 17.7%

Advertising — 0.1%

WPP PLC	30,245	317

Aerospace & Defense — 0.4%

CAE Inc.	17,264	168
European Aeronautic Defence and Space Company N.V.	5,063	159
Safran S.A.	17,351	523
		850

Apparel, Accessories & Luxury Goods — 0.3%

Adidas AG	4,537	296
LVMH Moet Hennessy Louis Vuitton S.A.	1,955	278
		574

	Number of Shares	Fair Value

Application Software — 0.2%

SAP AG	8,186	$434

Automobile Manufacturers — 0.6%

Daimler AG	1,653	73
Hyundai Motor Co.	1,776	328	(a)
Suzuki Motor Corp.	32,066	663
Toyota Motor Corp.	4,430	148
		1,212

Brewers — 0.1%

Carlsberg A/S	1,529	108

Building Products — 0.1%

Daikin Industries Ltd.	9,400	258

Communications Equipment — 0.2%

Telefonaktiebolaget LM Ericsson	35,106	361

Construction & Engineering — 0.2%

Larsen & Toubro Ltd.	6,676	125
VInci S.A.	5,500	241
		366

Distillers & Vintners — 0.4%

Diageo PLC	32,276	705
Diageo PLC ADR	1,986	174
		879

Diversified Capital Markets — 0.1%

Credit Suisse Group AG	8,490	200

Diversified Financial Services — 1.5%

Banco Santander S.A.	33,543	256
Bank of China Ltd.	457,669	169
BNP Paribas S.A.	11,648	459
HSBC Holdings PLC	103,294	788
ICICI Bank Ltd.	11,718	151
ING Groep N.V.	38,587	279	(a)
Lloyds Banking Group PLC	696,054	280	(a)
Standard Chartered PLC	20,249	443
United Overseas Bank Ltd.	31,694	373
		3,198

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Diversified Metals & Mining — 0.9%

Antofagasta PLC	4,841	$91
BHP Billiton PLC	22,516	657
First Quantum Minerals Ltd.	3,471	68
Lynas Corporation Ltd.	263,916	283	(a)
Rio Tinto PLC	13,689	665
Xstrata PLC	7,029	107
		1,871

Diversified Real Estate Activities — 0.2%

Sumitomo Realty & Development Company Ltd. (REIT)	14,000	245
Wharf Holdings Ltd.	44,625	202
		447

Diversified Support Services — 0.3%

Aggreko PLC	7,727	242
Brambles Ltd.	52,063	382
		624

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	90,819	171
Reliance Infrastructure Ltd.	4,712	30
		201

Electrical Components & Equipment — 0.1%

Schneider Electric S.A.	2,047	108

Electronic Components — 0.1%

Delta Electronics Inc.	60,000	143

Electronic Equipment & Instruments — 0.1%

Hexagon AB	16,223	244

Fertilizers & Agricultural Chemicals — 0.7%

Potash Corporation of Saskatchewan Inc. ††	13,382	554
Potash Corporation of Saskatchewan Inc. ††	5,310	219
Sociedad Quimica y Minera de Chile S.A. ADR	1,017	55

	Number of Shares	Fair Value

Syngenta AG	1,866	$549
		1,377

Food Retail — 0.2%

Koninklijke Ahold N.V.	6,382	86
Tesco PLC	50,438	316
		402

Gold — 0.2%

Barrick Gold Corp.	1,064	48
Goldcorp Inc.	1,447	64
Kinross Gold Corp.	33,911	387
		499

Healthcare Services — 0.2%

Fresenius SE & Company KGaA	4,821	447

Healthcare Supplies — 0.2%

Cie Generale d’Optique Essilor International S.A.	7,395	524

Heavy Electrical Equipment — 0.1%

ABB Ltd. ADR	5,794	109

Hotels, Resorts & Cruise Lines — 0.0%*

Accor S.A.	858	22

Household Products — 0.5%

Reckitt Benckiser Group PLC	10,994	543
Unicharm Corp.	10,600	523
		1,066

Human Resource & Employment Services — 0.1%

The Capita Group PLC	14,940	146

Hypermarkets & Super Centers — 0.1%

Metro AG	3,458	127

Industrial Conglomerates — 0.6%

Hutchison Whampoa Ltd.	36,356	306
Koninklijke Philips Electronics N.V.	10,218	216
Siemens AG	4,923	473

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Siemens AG ADR	2,322	$222
		1,217

Industrial Gases — 0.4%

Linde AG	5,853	873
OCI Materials Company Ltd.	680	47	(a)
		920

Industrial Machinery — 0.5%

FANUC Corp.	3,000	459
Mitsubishi Heavy Industries Ltd.	29,000	124
SMC Corp.	1,700	274
Vallourec S.A.	4,877	318
		1,175

Integrated Oil & Gas — 1.8%

BG Group PLC	21,389	458	(a)
Cenovus Energy Inc.	2,063	69
China Petroleum & Chemical Corp.	134,167	141
ENI S.p.A	5,769	120
Gazprom OAO ADR	8,305	89
Petroleo Brasileiro S.A. ADR	20,263	476
Royal Dutch Shell PLC	39,763	1,465
Suncor Energy Inc. ††	9,111	263
Suncor Energy Inc. ††	14,737	425
Total S.A.	3,429	176
		3,682

Integrated Telecommunication Services — 0.2%

Telefonica S.A.	13,595	236
Telefonica S.A. ADR	7,571	130
		366

Internet Software & Services — 0.5%

Baidu Inc. ADR	9,680	1,127	(a)

IT Consulting & Other Services — 0.1%

Cap Gemini S.A.	7,313	229

Life & Health Insurance — 0.6%

AIA Group Ltd.	148,272	463
Prudential PLC	61,588	611

	Number of Shares	Fair Value

Sony Financial Holdings Inc.	20,300	$299
		1,373

Multi-Line Insurance — 0.3%

AXA S.A.	22,349	291
Zurich Financial Services AG	1,175	267
		558

Multi-Utilities — 0.3%

National Grid PLC	59,771	581

Oil & Gas Drilling — 0.0%*

China Oilfield Services Ltd.	39,044	62

Oil & Gas Equipment & Services — 0.1%

Cie Generale de Geophysique — Veritas	3,868	91	(a)
Gasfrac Energy Services Inc.	13,012	89	(a)
		180

Oil & Gas Exploration & Production — 0.1%

Afren PLC	60,487	81	(a)
Canadian Natural Resources Ltd.	6,726	252
Lone Pine Resources Inc.	223	2	(a)
		335

Packaged Foods & Meats — 0.7%
Nestle S.A.	16,329	943
Nestle S.A. ADR	2,414	139
Unilever N.V.	11,179	386
		1,468

Pharmaceuticals — 0.9%
Bayer AG	5,002	321	(a)
Novartis AG	12,516	719
Novartis AG ADR	11,500	657
Teva Pharmaceutical Industries Ltd. ADR	5,412	218
		1,915

Regional Banks — 0.1%

The Bank of Yokohama Ltd.	63,600	301

Restaurants — 0.1%

Arcos Dorados Holdings Inc.	6,149	126

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

	Number of Shares	Fair Value

Security & Alarm Services — 0.1%
G4S PLC ††	8,452	$35
G4S PLC ††	39,473	167
		202

Semiconductors — 0.6%
Samsung Electronics Company Ltd.	829	761
Taiwan Semiconductor Manufacturing Company Ltd.	233,484	584
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,921	25
		1,370

Specialized Finance — 0.1%

Deutsche Boerse AG	3,275	172	(a)

Specialty Chemicals — 0.1%
Neo Material Technologies Inc.	9,785	70	(a)
Novozymes A/S	1,710	53
Symrise AG	1,896	51
		174

Steel — 0.2%
Mechel ADR	9,211	32
ThyssenKrupp AG	7,781	179
Vale S.A. ADR	13,693	282
		493

Trading Companies & Distributors — 0.2%

Mitsubishi Corp.	17,800	360

Wireless Telecommunication Services — 0.8%
America Movil SAB de C.V. ADR	11,238	254
Mobile Telesystems OJSC ADR	6,352	93
MTN Group Ltd.	8,824	157
Softbank Corp.	14,500	427
Vodafone Group PLC	249,163	693
		1,624

Total Common Stock (Cost $40,283)		37,124

	Number of Shares	Fair Value

Preferred Stock — 0.2%

Automobile Manufacturers — 0.2%

Volkswagen AG (Cost $415)	3,497	$525

Total Foreign Equity (Cost $40,698)		37,649

		Principal Amount

Bonds and Notes — 30.8%

U.S. Treasuries — 5.7%

U.S. Treasury Bonds
3.13%	11/15/41	$28	29
3.75%	08/15/41	4,029	4,739
4.38%	05/15/41	841	1,096	(h)
U.S. Treasury Notes
0.24%	10/31/13	277	277	(d)
0.80%	10/31/16	2,350	2,373	(d,h)
0.81%	11/30/16	2,819	2,827	(d)
2.00%	11/15/21	735	743
			12,084

Agency Mortgage Backed — 9.8%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	15	17	(h)
5.00%	07/01/35 - 06/01/41	445	487	(h)
5.50%	05/01/20 - 04/01/39	220	243	(h)
6.00%	04/01/17 - 11/01/37	465	517	(h)
6.50%	11/01/28 - 07/01/29	16	18	(h)
7.00%	10/01/16 - 08/01/36	51	55	(h)
7.50%	09/01/12 - 09/01/33	12	15	(h)
8.00%	07/01/26 - 11/01/30	6	7	(h)
8.50%	04/01/30 - 05/01/30	18	22	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 12/01/40	941	995	(h)
4.50%	05/01/18 - 08/01/41	6,906	7,408	(h)
5.00%	07/01/20 - 06/01/41	979	1,073	(h)
5.14%	03/01/37	1	1	(i)
5.47%	04/01/37	1	1	(i)
5.50%	04/01/14 - 01/01/39	1,304	1,424	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

6.00%	02/01/14 - 08/01/35	$526	$590	(h)
6.50%	12/01/14 - 08/01/36	118	133	(h)
7.00%	01/01/16 - 12/01/33	11	13	(h)
7.50%	09/01/13 - 03/01/34	35	38	(h)
8.00%	12/01/12 - 11/01/33	38	44	(h)
8.50%	05/01/31	3	3	(h)
9.00%	04/01/16 - 12/01/22	8	9	(h)
4.00%	TBA	60	63	(c)
4.50%	TBA	1,599	1,702	(c)
5.00%	TBA	2,304	2,485	(c)
6.50%	TBA	490	545	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 03/20/41	989	1,082	(h)
5.00%	08/15/33	31	34	(h)
6.00%	04/15/30 - 09/15/36	34	38	(h)
6.50%	06/15/24 - 07/15/36	58	69	(h)
7.00%	03/15/12 - 10/15/36	38	44	(h)
7.50%	07/15/23 - 04/15/28	18	17	(h)
8.00%	05/15/30	1	1	(h)
8.50%	10/15/17	16	18	(h)
9.00%	11/15/16 - 12/15/21	17	18	(h)
4.50%	TBA	1,120	1,220	(c)
5.50%	TBA	50	56	(c)
			20,505

Agency Collateralized Mortgage Obligations — 0.7%

Collateralized Mortgage Obligation Trust
0.94%	11/01/18	1	1	(d,f,q)
Fannie Mae Whole Loan
0.99%	08/25/43	205	4	(g,h,i)
1.07%	11/25/33	105	2	(g,i)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	320	3	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24	102	6	(g,r)
5.00%	05/15/38	59	66
5.50%**	04/15/17	6	—	(g,h,r)
6.10%	10/15/37	377	62	(g,i)

		Principal Amount	Fair Value

6.32%	08/15/25	$281	$43	(g,i)
6.37%	07/15/37	370	66	(g,i)

Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	19	3	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	38	5	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	35	2	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	14	1	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	27	2	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	05/15/18	16	1	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33)
8.00%	04/15/20	1	1	(h)
Federal Home Loan Mortgage Corp. STRIPS
8.00%**	02/01/23 - 07/01/24	4	—	(g,h,r)
Federal Home Loan Mortgage Corp. STRIPS (Series 227) (Class IO)
5.00%	12/01/34	122	18	(g,h,r)
Federal Home Loan Mortgage STRIPS
2.69%	08/01/27	1	1	(d,f,h)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	76	2	(g,h,i)
5.00%	08/25/38	58	66

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

5.00%	09/25/40	355	52	(g,r)
5.71%	07/25/38 - 01/25/41	360	46	(g,i)
5.76%	02/25/39	851	140	(g,i)
6.36%	11/25/37	438	64	(g,i)
Federal National Mortgage Assoc. REMIC (Class B)
3.18%	12/25/22	1	1	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	55	63
Federal National Mortgage Assoc. REMIC (Series 2003)
7.21%	05/25/18	263	29	(g,h,i)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	13	1	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	62	5	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%**	05/25/18	3	—	(g,h,r)

Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
15.96%	03/25/31	30	33	(h,i)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	47	53
Federal National Mortgage Assoc. STRIPS
5.00%	05/25/38	45	6	(g,r)
6.00%	01/01/35	40	7	(g,r)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	66	8	(g,r)
5.00%	03/25/38	48	7	(g,r)
5.50%	12/01/33	20	3	(g,r)
7.50%	11/01/23	37	7	(g,h,r)

		Principal Amount	Fair Value

8.00%	08/01/23 - 07/01/24	$7	$1	(g,h,r)
8.50%**	03/01/17 - 07/25/22	3	—	(g,h,r)
9.00%**	05/25/22	1	—	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	72	9	(g,r)
Federal National Mortgage Association REMIC (Series 2008 Class SA )
5.98%	02/25/38	393	58	(g,i)
Government National Mortgage Assoc.
4.50%	04/16/34 - 08/16/39	1,429	185	(g,r)
4.50%	11/20/39	139	152
5.00%	12/20/35 - 09/20/38	461	55	(g,r)
Government National Mortgage Assoc. (Class IC)
5.97%	04/16/37	117	22	(g,i)
Vendee Mortgage Trust
0.37%	04/15/40	455	9	(g,h,i)
0.58%	09/15/46	1,079	35	(g,h,i)
0.84%	05/15/33	142	5	(g,i)
			1,411

Asset Backed — 0.3%

Bear Stearns Asset Backed Securities Trust
6.17%	01/25/34	4	3	(d,i,q)
Citicorp Residential Mortgage Securities Inc.
6.04%	09/25/36	50	35	(h)
Countrywide Asset-Backed Certificates
1.15%	05/25/33	3	2	(h,i)
14.07%	04/25/32	13	7	(d,h,i)
Mid-State Trust
7.54%	07/01/35	8	8	(q)
Popular ABS Mortgage Pass- Through Trust
5.30%	11/25/35	50	34	(h)
Residential Asset Mortgage Products Inc.
5.28%	06/25/32	13	10	(d,i,q)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Residential Asset Securities Corp.
14.34%	07/25/32	$4	$2	(d,q)
Saxon Asset Securities Trust
5.23%	08/25/35	568	541	(h,i)
			642

Corporate Notes — 11.2%

Advanced Micro Devices Inc.
7.75%	08/01/20	68	70
AES El Salvador Trust
6.75%	02/01/16	100	97	(b)
AES Gener S.A.
5.25%	08/15/21	21	21	(b)
AES Panama S.A.
6.35%	12/21/16	30	32	(b,h)
Agilent Technologies Inc.
5.50%	09/14/15	81	89	(h)
Alcoa Inc.
5.40%	04/15/21	49	49
5.55%	02/01/17	38	41
Allergan Inc.
3.38%	09/15/20	58	60	(h)

Alliance One International Inc.
10.00%	07/15/16	80	72
Alpha Natural Resources Inc.
6.00%	06/01/19	70	68
American Axle & Manufacturing Inc.
7.88%	03/01/17	69	68
American International Group Inc.
5.85%	01/16/18	121	118	(h)
Amgen Inc.
1.88%	11/15/14	38	38
2.30%	06/15/16	56	56
2.50%	11/15/16	38	38
5.65%	06/15/42	115	125	(h)
Amsted Industries Inc.
8.13%	03/15/18	63	67	(b,h)
Anadarko Petroleum Corp.
5.95%	09/15/16	159	180
6.20%	03/15/40	129	144	(h)
6.38%	09/15/17	165	191

		Principal Amount	Fair Value

6.45%	09/15/36	$38	$43
6.95%	06/15/19	94	112
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	123	131	(h)
5.38%	11/15/14	94	104	(h)
Aon Corp.
3.13%	05/27/16	96	97	(h)
ArcelorMittal
5.50%	03/01/21	81	74
6.75%	03/01/41	96	86
Arch Coal Inc.
7.00%	06/15/19	70	71	(b,h)
Archer-Daniels-Midland Co.
5.77%	03/01/41	156	197	(h)
Arizona Public Service Co.
6.25%	08/01/16	80	94	(h)
AT&T Inc.
2.95%	05/15/16	67	70
5.60%	05/15/18	136	158
6.40%	05/15/38	94	116	(h)
6.70%	11/15/13	79	87
Australia & New Zealand Banking Group Ltd.
2.40%	11/23/16	250	248	(b)
Baker Hughes Inc.
3.20%	08/15/21	76	79	(b,h)
Banco de Credito del Peru
4.75%	03/16/16	44	44	(b,h)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	100	101	(b,h,i)
BanColombia S.A.
6.13%	07/26/20	15	15
Bank of America Corp.
3.75%	07/12/16	160	148	(h)
5.00%	05/13/21	115	105
5.42%	03/15/17	300	271	(h)
5.63%	10/14/16	40	38	(h)
6.50%	08/01/16	195	196	(h)
Banque Centrale de Tunisie S.A.
7.38%	04/25/12	200	202	(h)
Baxter International Inc.
1.85%	01/15/17	90	91

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Becton Dickinson and Co.
3.13%	11/08/21	$114	$118
BG Energy Capital PLC
4.00%	10/15/21	76	78	(b,h)
Boise Paper Holdings LLC
8.00%	04/01/20	99	105
Bombardier Inc.
7.75%	03/15/20	354	386	(b,h)
BP Capital Markets PLC
2.25%	11/01/16	115	116	(h)
Braskem Finance Ltd.
5.75%	04/15/21	212	210	(b)
Broadcom Corp.
2.70%	11/01/18	114	115
Calpine Corp.
7.25%	10/15/17	12	13	(b,h)
Cargill Inc.
5.20%	01/22/13	215	225	(b,h)
6.00%	11/27/17	1	1	(b,h)
Case New Holland Inc.
7.88%	12/01/17	40	45
Caterpillar Inc.
3.90%	05/27/21	80	88
CCO Holdings LLC
7.88%	04/30/18	188	200	(h)
8.13%	04/30/20	61	67
Central American Bank for Economic Integration
5.38%	09/24/14	60	64	(b,h)
CenturyLink Inc.
5.15%	06/15/17	78	77	(h)
CenturyLink Inc. (Series G)
6.88%	01/15/28	59	55
Chesapeake Energy Corp.
6.13%	02/15/21	63	65	(h)
Chesapeake Midstream Partners LP
5.88%	04/15/21	101	101	(b,h)
Chrysler Group LLC
8.00%	06/15/19	200	183	(b,h)
Cigna Corp.
2.75%	11/15/16	76	76
4.00%	02/15/22	177	175

		Principal Amount	Fair Value

5.38%	02/15/42	$128	$127
CIncinnati Bell Inc.
8.25%	10/15/17	110	111	(h)
Citigroup Inc.
4.50%	01/14/22	159	153
5.00%	09/15/14	290	287	(h)
CityCenter Holdings LLC
7.63%	01/15/16	68	70	(b)
CNA Financial Corp.
5.88%	08/15/20	74	76
Consolidated Edison Co of New York Inc.
6.65%	04/01/19	190	240	(h)
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	16	20	(h)
Corp Lindley S.A.
6.75%	11/23/21	7	7	(b)
Corp Nacional del Cobre de Chile
3.75%	11/04/20	100	102	(b,h)
5.63%	09/21/35	12	14	(b,h)
Crown Castle Towers LLC
4.88%	08/15/40	100	102	(b,h)
6.11%	01/15/40	55	61	(b,h)
CSX Corp.
4.25%	06/01/21	73	78
CVS Caremark Corp.
3.25%	05/18/15	30	32	(h)
5.75%	06/01/17	84	98	(h)
Danaher Corp.
2.30%	06/23/16	80	83	(h)
3.90%	06/23/21	16	18	(h)
DaVita Inc.
6.38%	11/01/18	68	70	(h)
Denbury Resources Inc.
6.38%	08/15/21	60	63	(h)
8.25%	02/15/20	56	63	(h)
DENTSPLY International Inc.
2.75%	08/15/16	117	118
4.13%	08/15/21	77	79
DIRECTV Holdings LLC
3.55%	03/15/15	85	88	(h)
4.75%	10/01/14	109	118	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Dominion Resources Inc.
1.95%	08/15/16	$54	$54	(h)
4.90%	08/01/41	32	35	(h)
DPL Inc.
7.25%	10/15/21	188	203	(b,h)
Duke Realty LP (REIT)
6.50%	01/15/18	118	130	(h)
Ecolab Inc.
3.00%	12/08/16	106	110
Ecopetrol S.A.
7.63%	07/23/19	14	17
EH Holding Corp.
6.50%	06/15/19	109	114	(b,h)
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	14	14	(b)
Energy Transfer Equity LP
7.50%	10/15/20	51	56
Energy Transfer Partners LP
6.70%	07/01/18	56	62	(h)
European Investment Bank
1.46%	12/15/14	110	108	(d,h)
4.88%	01/17/17	300	343	(h)
Exelon Corp.
4.90%	06/15/15	111	120	(h)
First Horizon National Corp.
5.38%	12/15/15	122	123	(h)
Florida Power & Light Co.
4.13%	02/01/42	68	70
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	68	69	(b)
Forest Oil Corp.
7.25%	06/15/19	95	97	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	143	143	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	142	138
Georgia-Pacific LLC
5.40%	11/01/20	53	59	(b)
Gilead Sciences Inc.
3.05%	12/01/16	60	61
4.40%	12/01/21	122	129

		Principal Amount	Fair Value

5.65%	12/01/41	$99	$110
Goldman Sachs Capital I
6.35%	02/15/34	64	54
Great Plains Energy Inc.
4.85%	06/01/21	80	84
Halliburton Co.
3.25%	11/15/21	38	39
4.50%	11/15/41	38	39
Hanesbrands Inc.
6.38%	12/15/20	197	200
HCA Inc.
6.50%	02/15/20	119	123
7.50%	02/15/22	68	70
HealthSouth Corp.
7.75%	09/15/22	68	67
Hewlett-Packard Co.
3.00%	09/15/16	77	78	(h)
4.65%	12/09/21	75	79
Host Hotels & Resorts LP (REIT)
6.00%	11/01/20	68	70	(h)
HSBC Finance Corp.
6.68%	01/15/21	168	174
Intelsat Jackson Holdings S.A.
7.25%	10/15/20	56	57
Inter-American Development Bank
1.38%	10/18/16	115	117
Inversiones CMPC S.A.
4.75%	01/19/18	14	15	(b,h)
IPIC GMTN Ltd.
3.75%	03/01/17	200	199	(b)
John Deere Capital Corp.
3.15%	10/15/21	38	39	(h)
JPMorgan Chase & Co.
3.15%	07/05/16	115	116	(h)
4.35%	08/15/21	367	371	(h)
5.13%	09/15/14	37	39
Kinder Morgan Energy Partners LP
5.80%	03/01/21	39	44
Korea Development Bank
3.25%	03/09/16	122	120	(h)
Korea National Oil Corp.
2.88%	11/09/15	100	100	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Kraft Foods Inc.
4.13%	02/09/16	$122	$132	(h)
5.38%	02/10/20	37	43
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	62	65
4.50%	07/16/18	102	119	(h)
Linn Energy LLC
8.63%	04/15/20	56	61
Lockheed Martin Corp.
3.35%	09/15/21	77	77	(h)
4.85%	09/15/41	77	78	(h)
Lorillard Tobacco Co.
3.50%	08/04/16	78	79	(h)
7.00%	08/04/41	71	75	(h)
MetroPCS Wireless Inc.
6.63%	11/15/20	73	68	(h)
Midamerican Energy Holdings Co.
6.13%	04/01/36	45	54	(h)
Morgan Stanley
3.80%	04/29/16	100	92
5.50%	07/28/21	39	36
5.75%	01/25/21	200	187	(h)
Mylan Inc.
7.88%	07/15/20	27	30	(b,h)
Nationwide Mutual Insurance Co.
7.88%	04/01/33	38	39	(b,h)
9.38%	08/15/39	17	21	(b,h)
Newfield Exploration Co.
5.75%	01/30/22	95	103	(h)
News America Inc.
6.65%	11/15/37	47	53	(h)
Nextel Communications Inc. (Series E)
6.88%	10/31/13	107	106	(h)
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	163	164	(h)
Nisource Finance Corp.
6.13%	03/01/22	56	64	(h)
Noble Energy Inc.
4.15%	12/15/21	99	102
Nordea Bank AB
4.88%	05/13/21	200	169	(b)

		Principal Amount	Fair Value

Novelis Inc.
8.38%	12/15/17	$80	$85
NRG Energy Inc.
7.63%	05/15/19	50	49	(b,h)
Occidental Petroleum Corp.
1.75%	02/15/17	77	78	(h)
3.13%	02/15/22	77	79	(h)
Oglethorpe Power Corp.
5.38%	11/01/40	42	50
ONEOK Partners LP
6.13%	02/01/41	85	98
Pacific Gas & Electric Co.
5.80%	03/01/37	60	73
6.05%	03/01/34	63	78
Pacific Rubiales Energy Corp.
7.25%	12/12/21	115	116	(b)
PacifiCorp
6.25%	10/15/37	102	134	(h)
PAETEC Holding Corp.
8.88%	06/30/17	20	22	(h)
Peabody Energy Corp.
6.00%	11/15/18	20	20	(b)
6.25%	11/15/21	40	41	(b)
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	35	40	(h)
Pernod-Ricard S.A.
4.45%	01/15/22	150	157	(b)
Petrobras International Finance Co.
3.88%	01/27/16	76	78	(h)
Petroleos Mexicanos
6.00%	03/05/20	20	22	(h)
6.50%	06/02/41	14	16	(b)
8.00%	05/03/19	20	25	(h)
Philip Morris International Inc.
2.50%	05/16/16	80	83	(h)
Pioneer Natural Resources Co.
7.50%	01/15/20	117	137	(h)
Plains All American Pipeline LP
3.95%	09/15/15	76	80	(h)
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	200	242

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

7.39%	12/02/24	$100	$122	(b,h)
Pride International Inc.
6.88%	08/15/20	112	131	(h)
Protective Life Corp.
8.45%	10/15/39	145	166	(h)
Prudential Financial Inc.
5.40%	06/13/35	52	50	(h)
QVC Inc.
7.50%	10/01/19	51	55	(b,h)
RailAmerica Inc.
9.25%	07/01/17	63	69	(h)
Range Resources Corp.
5.75%	06/01/21	68	74	(h)
Raytheon Co.
1.40%	12/15/14	76	76
Republic Services Inc.
5.25%	11/15/21	36	41	(h)
5.70%	05/15/41	53	61	(h)
Reynolds Group Issuer Inc.
8.75%	10/15/16	155	163	(b,h)
Roche Holdings Inc.
6.00%	03/01/19	101	123	(b,h)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.00%	06/03/21	200	175	(b,h,i)
Schlumberger Investment S.A.
3.30%	09/14/21	38	39	(b,h)
Schlumberger Norge AS
1.95%	09/14/16	38	38	(b,h)
Seagate HDD Cayman
7.75%	12/15/18	46	49	(b,h)
Solutia Inc.
7.88%	03/15/20	61	66	(h)
Southern Copper Corp.
6.75%	04/16/40	24	24	(h)
Sunoco Logistics Partners Operations LP
4.65%	02/15/22	80	82	(h)
Susser Holdings LLC
8.50%	05/15/16	117	126	(h)
Teva Pharmaceutical Finance Co BV
2.40%	11/10/16	76	77

		Principal Amount	Fair Value

Teva Pharmaceutical Finance II BV
3.00%	06/15/15	$164	$171	(h)
Texas Instruments Inc.
2.38%	05/16/16	120	125
Textron Inc.
6.20%	03/15/15	106	114	(h)
The AES Corp.
8.00%	10/15/17	56	62	(h)
The Coca-Cola Co.
3.30%	09/01/21	88	93
The Dow Chemical Co.
5.25%	11/15/41	76	80
The Goldman Sachs Group Inc.
3.63%	02/07/16	127	123
3.70%	08/01/15	116	114	(h)
5.25%	07/27/21	221	216
6.15%	04/01/18	153	158
6.75%	10/01/37	81	75	(h)
The Potomac Edison Co.
5.35%	11/15/14	40	44	(h)
Time Warner Cable Inc.
4.00%	09/01/21	66	67
5.50%	09/01/41	134	141
6.75%	07/01/18	162	192	(h)
Time Warner Inc.
3.15%	07/15/15	71	74	(h)
4.00%	01/15/22	76	78
5.38%	10/15/41	113	122
5.88%	11/15/16	166	192	(h)
TNK-BP Finance S.A.
6.13%	03/20/12	100	101
7.25%	02/02/20	10	10	(b,h)
Transocean Inc.
6.38%	12/15/21	23	24
UBS AG
5.88%	07/15/16	100	100	(h)
Vail Resorts Inc.
6.50%	05/01/19	134	137
Verizon Communications Inc.
3.50%	11/01/21	138	144	(h)
Viacom Inc.
2.50%	12/15/16	52	52
3.88%	12/15/21	92	94

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Visteon Corp.
6.75%	04/15/19	$74	$74	(b,h)
Williams Partners LP
4.13%	11/15/20	20	21	(h)
Willis Group Holdings PLC
4.13%	03/15/16	84	85	(h)
Windstream Corp.
7.75%	10/01/21	74	76	(h)
7.88%	11/01/17	12	13
Woodside Finance Ltd.
4.50%	11/10/14	131	138	(b,h)
Wynn Las Vegas LLC
7.88%	05/01/20	140	154	(h)
XL Group PLC (Series E)
6.50%	12/31/49	76	59	(h,i)
XLIT Ltd.
5.75%	10/01/21	84	89	(h)
Xstrata Finance Canada Ltd.
5.80%	11/15/16	101	110	(b,h)
			23,451

Non-Agency Collateralized Mortgage Obligations — 2.1%

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	110	122	(i)
5.63%	07/10/46	80	89	(h)
5.72%	02/10/51	210	230	(h,i)
5.73%	07/10/46	70	34	(h,i)
5.79%	02/10/51	120	114	(h,i)
5.89%	07/10/44	140	153	(h,i)
6.21%	02/10/51	280	316	(h,i)
6.25%	02/10/51	100	98	(h,i)
Banc of America Mortgage Securities Inc.
6.00%**	01/25/36	7	—	(i,q)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	140	152	(i)
5.39%	03/11/39	39	39	(h,i)
5.53%	04/12/38	80	83	(i)
5.71%	06/11/40	60	38	(h,i)
5.76%	09/11/38	110	115	(i)
5.98%	09/11/42	20	7	(i,q)

		Principal Amount	Fair Value

Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	40	44	(i)
5.78%	06/10/46	100	101	(h,i)
Credit Suisse First Boston Mortgage Securities Corp.
5.32%	10/25/35	43	1	(h,i,q)
Credit Suisse Mortgage Capital Certificates
5.42%	02/15/39	125	98	(i)
5.62%**	02/25/36	18	—	(i,q)
DBUBS Mortgage Trust
5.56%	11/10/46	70	45	(b,h,i)
Extended Stay America Trust
5.50%	11/05/27	200	201	(b,h)
GS Mortgage Securities Corp. II
3.00%	08/10/44	80	82	(h)
5.54%	03/10/44	110	85	(b,i)
Indymac INDA Mortgage Loan Trust
4.98%**	01/25/36	5	—	(i,q)
JP Morgan Chase Commercial Mortgage Securities Corp.
5.04%	03/15/46	40	43	(i)
5.34%	08/12/37	190	207	(i)
5.44%	06/12/47	140	150
5.51%	04/15/43	60	31	(i)
5.79%	02/12/51	340	374	(h,i)
6.19%	02/12/51	30	10	(i,q)
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	50	55
5.16%	02/15/31	80	88	(h)
6.15%	04/15/41	80	73	(i)
14.41%	12/15/39	545	10	(d,i,q)
MASTR Alternative Loans Trust
5.00%	08/25/18	21	2	(g,q,r)
Merrill Lynch Mortgage Trust
5.67%	05/12/39	116	91	(h,i)
Morgan Stanley Capital I
5.16%	10/12/52	100	110	(h,i)
5.48%	02/12/44	140	133	(h,i)
5.62%	12/12/49	60	61	(h)
5.64%	06/11/42	70	53	(i)
5.73%	10/15/42	104	68	(h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

5.81%	08/12/41 - 12/12/49	$330	$364	(h,i)
6.28%	01/11/43	80	83	(h,i)
Opteum Mortgage Acceptance Corp.
5.78%	02/25/35	58	54	(d,h,i)
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	80	81	(h,i)
6.03%	06/15/45	50	25	(h,i)
Wells Fargo Mortgage Backed Securities Trust
5.50%**	01/25/36 - 03/25/36	67	—	(h)
			4,413

Sovereign Bonds — 0.8%

Government of Argentina
2.50%	12/31/38	11	4	(j)
8.28%	12/31/33	8	5
Government of Belize
6.00%	02/20/29	7	4	(b,j)
6.00%	02/20/29	34	20	(j)
Government of Brazil
5.63%	01/07/41	100	116
8.25%	01/20/34	12	18
Government of Chile
3.25%	09/14/21	100	103	(h)
Government of Costa Rica
10.00%	08/01/20	13	18	(b,h)
Government of Dominican Republic
7.50%	05/06/21	100	98	(b,h)
Government of El Salvador
7.65%	06/15/35	20	20	(b,h)
Government of Georgia
6.88%	04/12/21	200	206	(b)
Government of Grenada
4.50%	09/15/25	22	12	(b,h,j)
Government of Hungary
4.75%	02/03/15	100	91	(h)
6.38%	03/29/21	29	26	(h)
Government of Indonesia
6.63%	02/17/37	233	282	(b)

		Principal Amount	Fair Value

Government of Lebanon
4.00%	12/31/17	$5	$5
5.15%	11/12/18	14	14
6.10%	10/04/22	14	14
Government of Lithuania
7.38%	02/11/20	100	108	(b,h)
Government of Mexico
5.13%	01/15/20	17	19	(h)
5.75%	10/12/49	28	30	(h)
6.75%	09/27/34	14	18
Government of Panama
6.70%	01/26/36	29	38	(h)
Government of Peru
5.63%	11/18/50	28	31
6.55%	03/14/37	39	50	(h)
Government of Poland
5.00%	03/23/22	54	54
5.13%	04/21/21	15	15	(h)
6.38%	07/15/19	7	8
Government of Turkey
5.63%	03/30/21	100	101	(h)
6.88%	03/17/36	14	15
Government of Uruguay
6.88%	09/28/25	54	69
Government of Venezuela
10.75%	09/19/13	15	15	(h)
Government of Vietnam
1.32%	03/12/16	6	5	(i)
ProvInce of Manitoba Canada
4.90%	12/06/16	30	35	(h)
Russian Foreign Bond - Eurobond
5.00%	04/29/20	100	103	(b,h)
7.50%	03/31/30	11	13	(j)
			1,783

Municipal Bonds and Notes — 0.2%

American Municipal Power Inc.
6.27%	02/15/50	45	51
Municipal Electric Authority of Georgia
6.64%	04/01/57	149	155	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

New Jersey State Turnpike Authority
7.10%	01/01/41	$40	$55	(h)
7.41%	01/01/40	20	29	(h)
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15	17	(h)
South Carolina State Public Service Authority
6.45%	01/01/50	40	54	(h)
State of California
5.70%	11/01/21	55	60
			421

FNMA — 0.0%*

Lehman TBA
5.50%**	TBA	60	—	(c,o,q,s)

Total Bonds and Notes (Cost $63,524)			64,710

	Number of Shares	Fair Value
Exchange Traded Funds — 5.4%

Financial Select Sector SPDR Fund	15,760	$204	(p)
Industrial Select Sector SPDR Fund	25,997	877	(p)
Vanguard MSCI Emerging Markets	204,931	7,830
Vanguard REIT	42,381	2,458

Total Exchange Traded Funds (Cost $12,054)		11,369
Other Investments — 0.1%

GEI Investment Fund (Cost $167)		160	(k)

Total Investments in Securities (Cost $195,428)		197,755

	Number of Shares	Fair Value
Short-Term Investments — 8.5%

GE Institutional Money Market Fund — Investment
Class 0.06%
(Cost $17,707)		17,707	(d,k)

Total Investments (Cost $213,135)		215,462

Liabilities in Excess of Other Assets, net — (2.6)%		(5,367)

NET ASSETS — 100.0%		$210,095

Other Information

The Fund had the following long futures contracts open at December 31, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

EURO Stoxx 50 Index Futures	March 2012	3	$90	$2

FTSE 100 Index Futures	March 2012	1	86	2

Russell 2000 Mini Index Futures	March 2012	38	2,807	34

S&P 500 Emini Index Futures	March 2012	8	501	13

S&P Midcap 400 Emini Index Futures	March 2012	3	263	3

Topix Index Futures	March 2012	1	95	(2)

2 Yr. U.S. Treasury Notes Futures	March 2012	37	8,160	—	**

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

5 Yr. U.S. Treasury Notes Futures	March 2012	30	$3,698	$23

30 Yr. U.S. Treasury Bonds Futures	March 2012	4	579	9

				$84

The Fund had the following short futures contracts open at December 31, 2011 :

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)

S&P 500 Emini Index Futures	March 2012	6	$(376)	$(13)

Ultra long U.S. Treasury Bond Futures	March 2012	21	(3,364)	(77)

10 Yr. U.S. Treasury Notes Futures	March 2012	71	(9,310)	(115)

				$(205)

				$(121)

At December 31, 2011, the Fund had the following foreign currency forward exchange contracts :

Description	Unrealized Appreciation/ (Depreciation)

Sold 1,900 EURO; Purchased $2,473 for settlement on 03/21/2012	$ 5

Sold 157,000 Japanese yen; Purchased $2,022 for settlement on 06/21/2012	(26)

$ (21)

The Fund was invested in the following countries at December 31, 2011 as a % based on Fair Value:

Country	(Unaudited)
United States	79.24%
United Kingdom	4.38%
Germany	2.10%
Japan	1.89%
Switzerland	1.71%
France	1.66%
Canada	1.53%
China	0.70%
South Korea	0.63%
Brazil	0.55%
Australia	0.52%
Hong Kong	0.45%
Netherlands	0.45%
Sweden	0.36%
Taiwan	0.35%
Supranational	0.29%
Spain	0.29%
Russian Federation	0.29%
Mexico	0.24%
India	0.22%
Israel	0.22%
Singapore	0.17%
Philippines	0.17%
Ireland	0.15%
Chile	0.14%
Indonesia	0.13%
Georgia	0.10%
Tunisia	0.09%
United Arab Emirates	0.09%
Colombia	0.08%
Denmark	0.07%
Luxembourg	0.07%
South Africa	0.07%
Peru	0.07%
Argentina	0.06%
Italy	0.06%
El Salvador	0.05%
Hungary	0.05%
Turkey	0.05%
Lithuania	0.05%
Dominican Republic	0.05%

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

(Unaudited)

Poland	0.04%
Panama	0.03%
Uruguay	0.03%
Lebanon	0.02%
Belize	0.01%
Costa Rica	0.01%
Bolivarian Republic of Venezuela	0.01%
Grenada	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2011:

Industry	Domestic	Foreign	Total
Exchange Traded Funds	5.28%	0.00%	5.28%
Integrated Oil & Gas	1.70%	1.71%	3.41%
Pharmaceuticals	1.78%	0.89%	2.67%
Diversified Financial Services	1.16%	1.48%	2.64%
Communications Equipment	1.59%	0.17%	1.76%
Semiconductors	1.03%	0.64%	1.67%
Packaged Foods & Meats	0.97%	0.68%	1.65%
Internet Software & Services	0.89%	0.52%	1.41%
Wireless Telecommunication Services	0.58%	0.74%	1.32%
Systems Software	1.33%	0.00%	1.33%
Aerospace & Defense	0.88%	0.39%	1.27%
Household Products	0.72%	0.49%	1.21%
Asset Management & Custody Banks	1.18%	0.00%	1.18%
Computer Hardware	1.17%	0.00%	1.17%
Life & Health Insurance	0.48%	0.64%	1.12%
Oil & Gas Equipment & Services	0.98%	0.08%	1.06%
Oil & Gas Exploration & Production	0.90%	0.16%	1.06%
Diversified Metals & Mining	0.18%	0.87%	1.05%
IT Consulting & Other Services	0.94%	0.11%	1.05%
Biotechnology	1.04%	0.00%	1.04%
Fertilizers & Agricultural Chemicals	0.39%	0.64%	1.03%
Healthcare Services	0.74%	0.21%	0.95%
Soft Drinks	0.94%	0.00%	0.94%

Industrial Gases	0.47%	0.43%	0.90%
Property & Casualty Insurance	0.84%	0.00%	0.84%
Electric Utilities	0.73%	0.09%	0.82%
Healthcare Equipment	0.82%	0.00%	0.82%
Industrial Machinery	0.28%	0.55%	0.83%
Automobile Manufacturers	0.00%	0.81%	0.81%
Integrated Telecommunication Services	0.59%	0.17%	0.76%
Movies & Entertainment	0.76%	0.00%	0.76%
Steel	0.52%	0.23%	0.75%
Multi-Utilities	0.37%	0.27%	0.64%
Advertising	0.48%	0.15%	0.63%
Data Processing & Outsourced Services	0.58%	0.00%	0.58%
Industrial Conglomerates	0.00%	0.56%	0.56%
Independent Power Producers & Energy Traders	0.52%	0.00%	0.52%
Electrical Components & Equipment	0.46%	0.05%	0.51%
Life Sciences Tools & Services	0.51%	0.00%	0.51%
Application Software	0.29%	0.20%	0.49%
Multi-Line Insurance	0.22%	0.26%	0.48%
Air Freight & Logistics	0.48%	0.00%	0.48%
Home Improvement Retail	0.47%	0.00%	0.47%
Specialized Finance	0.38%	0.08%	0.46%
Apparel, Accessories & Luxury Goods	0.19%	0.27%	0.46%
Oil & Gas Storage & Transportation	0.44%	0.00%	0.44%
Restaurants	0.34%	0.06%	0.40%
Distillers & Vintners	0.00%	0.41%	0.41%
General Merchandise Stores	0.36%	0.00%	0.36%
Cable & Satellite	0.34%	0.00%	0.34%
Consumer Finance	0.33%	0.00%	0.33%
Trading Companies & Distributors	0.13%	0.17%	0.30%
Specialty Chemicals	0.22%	0.08%	0.30%
Research & Consulting Services	0.29%	0.00%	0.29%
Diversified Support Services	0.00%	0.29%	0.29%
Thrifts & Mortgage Finance	0.29%	0.00%	0.29%
Security & Alarm Services	0.19%	0.09%	0.28%
Casinos & Gaming	0.28%	0.00%	0.28%
Construction & Engineering	0.11%	0.17%	0.28%
Healthcare Supplies	0.00%	0.24%	0.24%
Gold	0.00%	0.23%	0.23%
Tobacco	0.22%	0.00%	0.22%

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2011

(Unaudited)

Reinsurance	0.21%	0.00%	0.21%
Diversified Real Estate Activities	0.00%	0.21%	0.21%
Drug Retail	0.20%	0.00%	0.20%
Investment Banking & Brokerage	0.20%	0.00%	0.20%
Healthcare Facilities	0.20%	0.00%	0.20%
Food Retail	0.00%	0.19%	0.19%
Regional Banks	0.04%	0.14%	0.18%
Agricultural Products	0.19%	0.00%	0.19%
Brewers	0.13%	0.05%	0.18%
Home Furnishing Retail	0.17%	0.00%	0.17%
Automotive Retail	0.16%	0.00%	0.16%
Hotels, Resorts & Cruise Lines	0.14%	0.01%	0.15%
Specialized REITs	0.14%	0.00%	0.14%
Home Entertainment Software	0.14%	0.00%	0.14%
Office REITs	0.13%	0.00%	0.13%
Oil & Gas Drilling	0.09%	0.03%	0.12%
Department Stores	0.12%	0.00%	0.12%
Building Products	0.00%	0.12%	0.12%
Computer Storage & Peripherals	0.12%	0.00%	0.12%
Real Estate Services	0.12%	0.00%	0.12%
Construction & Farm Machinery & Heavy Trucks	0.12%	0.00%	0.12%
Electronic Equipment & Instruments	0.00%	0.11%	0.11%
Railroads	0.10%	0.00%	0.10%
Insurance Brokers	0.09%	0.00%	0.09%
Diversified Capital Markets	0.00%	0.09%	0.09%
Distributors	0.09%	0.00%	0.09%
Broadcasting	0.09%	0.00%	0.09%
Environmental & Facilities Services	0.08%	0.00%	0.08%
Coal & Consumable Fuels	0.08%	0.00%	0.08%
Retail REITs	0.08%	0.00%	0.08%
Specialty Stores	0.08%	0.00%	0.08%
Diversified Chemicals	0.08%	0.00%	0.08%
Apparel Retail	0.08%	0.00%	0.08%
Auto Parts & Equipment	0.07%	0.00%	0.07%
Oil & Gas Refining & Marketing	0.07%	0.00%	0.07%
Human Resource & Employment Services	0.00%	0.07%	0.07%
Electronic Components	0.00%	0.07%	0.07%
Water Utilities	0.06%	0.00%	0.06%
Home Building	0.06%	0.00%	0.06%
Hypermarkets & Super Centers	0.00%	0.06%	0.06%

Heavy Electrical Equipment	0.00%	0.05%	0.05%
Semiconductor Equipment	0.04%	0.00%	0.04%
Internet Retail	0.04%	0.00%	0.04%
Managed Healthcare	0.04%	0.00%	0.04%

			61.68%

Sector	% (based on Fair Value)
Corporate Notes	10.88%
Agency Mortgage Backed	9.52%
U.S. Treasuries	5.61%
Non-Agency Collateralized Mortgage Obligations	2.05%
Sovereign Bonds	0.83%
Agency Collateralized Mortgage Obligations	0.65%
Asset Backed	0.30%
Municipal Bonds and Notes	0.19%

30.03%

Short—Term and Other Investments
Short-Term	8.22%
Other Investments	0.07%

8.29%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Michael J.Caufield

Senior Vice President

The Elfun Tax-Exempt Income Fund is managed by Michael J. Caufield. See portfolio managers’ biographical information beginning on page 113.

Q.	How did the Elfun Tax-Exempt Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the Elfun Tax-Exempt Income Fund returned 10.57%. The Barclay’s Capital U.S. Municipal Bond Index, the Fund’s benchmark, returned 10.70% and the Fund’s Morningstar peer group of 246 US Insurance Large Growth Funds returned an average of 10.64% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	The municipal bond market began 2011 engulfed in a massive sell-off fueled by mutual fund redemptions related to a much publicized credit report issued during the fourth quarter of 2010 predicting extensive defaults for the municipal asset class. The tax-exempt market rebounded sharply at mid-year and ended the year with strong investor support and limited supply which when combined with a move to lower treasury yields translated into double digit returns.

While States and municipalities were under severe fiscal challenges driven by declining property values, high unemployment and diminished federal aid, many States bound by constitutionally mandated annual balanced budget requirements, were forced to reduce capital programs and raise fees to balance their fiscal budgets. Municipal issuers with a variety of levers available to them demonstrated a reassuring level of competence, avoiding widespread financial distress and regaining investor confidence. One key by-product of new governmental austerity programs was a reduction in the issuance of state and local debt obligations. With municipal bond issuance declining by 32% over 2010 there was less municipal product available and as the return of investor confidence broadened demand, tax-exempt yields followed the lead of the rates market toward historic lows. Municipal bonds had once again regained the safe harbor attributes that attract the individual investor and the supply-demand imbalance that followed eventually propelled tax-exempt returns through all other asset classes. Investors that stayed the course with a long term investment horizon were rewarded.

Q.	What were the primary drivers of Fund performance?

A.

With a historically steep yield curve available, investors were compensated for assuming additional interest rate risk as interest rates fell steadily throughout 2011. The Fund’s positioning in the 15-20 year sector took advantage of this opportunity, providing above average income while producing favorable risk adjusted returns. Among the primary drivers of returns in the Fund for 2011

(Unaudited)

was our commitment to the revenue bond sector, characterized by overweight positions in essential service revenue bonds and health care debt. The Fund’s overweight position throughout the revenue bond sector was a winning strategy as sector selection returns exceeded the comparable returns of the Barclays Municipal Bond Index.

Q.	Were there any significant changes to the Fund during the period?

A.	Our interest rate management during 2011 took advantage of wide variances between ten and thirty year debt. There was a 200 basis point differential throughout much of the year which we favored for curve positioning. Over the course of the year as interest rates fell, the subsequent “flattening” of the yield curve allowed us to gradually reduce the Fund’s interest rate exposure and we lowered the Fund’s duration from the top of our tolerance range to near neutral levels by year-end. In addition as States started show some improvement in tax collections and fiscal health we increased the Fund’s General Obligation exposure slightly but continued to remain underweight to the sector.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	1,062.50	0.99

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.25	0.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.19% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Actual Fund Return for the six-month period ended December 31, 2011 was: 6.25%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital. The Fund seeks its objective by investing primarily in investment-grade municipal obligations.

Quality Ratings

as of December 31, 2011 as a % of Fair Value(b)

Moody’s / S&P Rating*	Percentage of Fair Value
Aaa / AAA	10.73%
Aa / AA	46.73%
A / A	31.57%
Baa / BBB	8.94%
Ba / BB and lower	0.29%
NR / Other	1.74%
100.00%

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

Sector Allocation

as a % of the Fair Value of $1,663,051 (in thousands) as of December 31, 2011.(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	246	211	181
Peer group average annual total return	10.64%	3.95%	4.44%
Morningstar category in peer group: Muni National Long

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2011

(Inception date: 01/01/80)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Tax-Exempt Fund	10.57%	5.14%	5.32%	$16,791

Barclays Capital U.S. Municipal Bond Index	10.70%	5.23%	5.38%	$16,884

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Municipal Bonds and Notes — 95.8%†

Alabama — 1.0%

East Alabama Healthcare Authority
5.00%	09/01/33	$5,500	$5,730
Montgomery BMC Special Care Facilities Financing Authority (MBIA Insured)
5.00%	11/15/20	8,375	9,378	(m,n)
Montgomery Medical Clinic Board
5.25%	03/01/31 - 03/01/36	3,000	2,844
			17,952

Arizona — 3.3%

Arizona State University (FSA Insured)
5.25%	07/01/15	5,000	5,157	(n)
City of Phoenix AZ
5.00%	07/01/19	5,000	5,913
Glendale Western Loop 101 Public Facilites Corp.
6.25%	07/01/38	10,000	10,276
Maricopa County Industrial Development Authority
5.50%	07/01/26	5,000	5,255
Maricopa County Stadium District (AMBAC Insured)
5.38%	06/01/16	2,145	2,082	(n)
Phoenix Civic Improvement Corp.
5.00%	07/01/40	4,750	4,882
Phoenix Civic Improvement Corp. (FGIC Insured)
5.50%	07/01/23 - 07/01/24	7,260	9,366	(n)
Salt River Project Agricultural Improvement & Power District
5.00%	12/01/21	10,000	12,353
University Medical Center Corp.
6.50%	07/01/39	1,000	1,080
			56,364

		Principal Amount	Fair Value

California — 7.0%

Abag Finance Authority for Nonprofit Corps
5.00%	12/01/37	$2,940	$2,873
Bay Area Toll Authority
5.00%	04/01/31	10,000	10,553
California Educational Facilities Authority
5.25%	10/01/39	6,000	6,513
6.13%	10/01/36	1,500	1,678
California Health Facilities Financing Authority
5.50%	08/15/26	5,000	5,706
6.00%	07/01/39	5,000	5,380
6.50%	10/01/33	3,500	4,021
California State Department of Water Resources
5.00%	05/01/21 - 12/01/21	6,585	8,222
California State Public Works Board
5.00%	10/01/28	1,500	1,545
5.13%	10/01/31	2,000	2,034
6.00%	04/01/26	8,475	9,854
California State University
5.00%	11/01/37	3,000	3,174
Coast Community College District (FSA Insured)
4.63%	08/01/33	8,750	8,271	(d,n)
Foothill-De Anza Community College District (AMBAC Insured)
4.50%	08/01/31	4,600	4,756	(n)
Los Angeles Harbor Department
5.00%	08/01/26	8,000	9,001
Metropolitan Water District of Southern California
5.00%	07/01/35	5,000	5,279
Sacramento Municipal Utility District
5.00%	08/15/28	2,500	2,759
San Diego Community College District
5.00%	08/01/41	10,000	10,780

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

San Diego Unified School District (FSA Insured)
5.25%	07/01/17 - 07/01/19	$8,795	$9,464	(n)
State of California
5.00%	09/01/41	7,500	7,708
University of California (AMBAC Insured)
5.00%	05/15/34	2,225	2,149	(n)
			121,720

Colorado — 0.9%

Colorado Health Facilities Authority
5.00%	02/01/41	5,000	5,154
Colorado Water Resources & Power Development Authority
5.25%	09/01/17 - 09/01/18	5,880	6,049
Regional Transportation District
5.38%	06/01/31	2,500	2,713
University of Colorado Hospital Authority
5.25%	11/15/39	2,250	2,300
			16,216

Connecticut — 2.7%

Connecticut State Health & Educational Facility Authority
5.00%	07/01/40	5,500	5,716
Connecticut State Health & Educational Facility Authority (MBIA Insured)
4.50%	07/01/37	5,000	5,053	(n)
South Central Connecticut Regional Water Authority
5.00%	08/01/41	8,000	8,644
South Central Connecticut Regional Water Authority (MBIA Insured)
5.00%	08/01/27	3,000	3,151	(n)
State of Connecticut
5.00%	01/01/22 - 01/01/24	9,705	12,053
State of Connecticut Special Tax Revenue
5.00%	11/01/26	10,000	11,258

		Principal Amount	Fair Value

Town of Fairfield CT
5.00%	08/01/21	$1,000	$1,268
			47,143

Delaware — 1.3%

County of New Castle DE
5.00%	07/15/33 - 07/15/39	10,000	10,883
Delaware State Health Facilities Authority
5.00%	10/01/40	7,800	8,270
State of Delaware
5.00%	07/01/28	3,000	3,473
			22,626

District of Columbia — 1.5%

District of Columbia
5.00%	04/01/30	4,500	5,170
5.50%	04/01/36	15,000	16,006
District of Columbia Water & Sewer Authority
5.25%	10/01/29	5,000	5,610
			26,786

Florida — 1.9%

Brevard County Health Facilities Authority
7.00%	04/01/39	1,000	1,121
City of Tampa FL
5.00%	10/01/27	8,560	9,786
Hillsborough County Industrial Development Authority
5.00%	10/01/18	5,000	5,242
5.25%	10/01/15 - 10/01/24	9,590	9,942
South Miami Health Facilities Authority
5.25%	11/15/33	6,380	6,710	(m)
			32,801

Georgia — 6.3%

Athens-Clarke County GA Unified Government Water & Sewerage Revenue
5.50%	01/01/38	7,000	7,644

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Athens-Clarke County Unified Government Development Authority
4.35%	06/15/31	$6,050	$5,846	(d)
Augusta GA Water & Sewerage Revenue (AGMC Insured)
5.25%	10/01/34	5,400	5,639	(n)
City of Atlanta GA
6.25%	11/01/39	10,000	11,397
City of Atlanta GA Airport Revenue
5.00%	01/01/25	10,000	11,099
City of Atlanta GA Airport Revenue (FSA Insured)
5.25%	01/01/33	4,000	4,155	(n)
City of Atlanta GA (AGMC Insured)
5.75%	11/01/30	4,500	5,582	(n)
City of Atlanta GA (FSA Insured)
5.75%	11/01/27	5,000	6,205	(n)
County of Dekalb GA
5.25%	10/01/41	5,150	5,510
County of Fulton GA Water & Sewerage Revenue (FGIC Insured)
5.00%	01/01/30	5,000	5,260	(n)
DeKalb Newton & Gwinnett Counties Joint Development Authority
6.00%	07/01/34	8,500	9,309
Fayette County School District (FSA Insured)
4.80%	03/01/22	2,520	2,777	(n)
4.85%	03/01/23	2,290	2,508	(n)
Henry County Hospital Authority (MBIA Insured)
5.00%	07/01/24	1,865	1,951	(n)
Municipal Electric Authority of Georgia
5.25%	01/01/19	2,490	2,996
Private Colleges & Universities Authority
6.00%	06/01/21	2,180	2,186

		Principal Amount	Fair Value

Private Colleges & Universities Authority (MBIA Insured)
6.50%	11/01/15	$4,010	$4,510	(l,n)
State of Georgia
4.50%	01/01/29	3,000	3,310
5.00%	08/01/22 - 01/01/26	4,790	5,593
5.00%	08/01/22	4,460	5,449	(m)
			108,926

Hawaii — 2.2%

City & County of Honolulu HI
5.00%	04/01/33	10,000	10,911
6.00%	01/01/12	735	735	(l)
6.00%	01/01/12	1,265	1,265
State of Hawaii (FSA Insured)
5.75%	02/01/14	6,500	7,173	(n)
State of Hawaii Airports System Revenue
5.25%	07/01/24	15,800	18,002
			38,086

Idaho — 1.4%

Idaho Health Facilities Authority
6.75%	11/01/37	4,000	4,461
Idaho Housing & Finance Assoc. (MBIA Insured)
5.00%	07/15/22 - 07/15/24	17,625	19,254	(n)
			23,715

Illinois — 2.7%

City of Chicago IL O’Hare International Airport Revenue
5.63%	01/01/35	5,000	5,462
5.75%	01/01/39	11,500	12,651
County of Cook IL (AMBAC Insured)
5.50%	11/15/26	10,000	10,453	(m,n)
Illinois Finance Authority
5.50%	08/15/43	5,000	5,618	(m)
Metropolitan Pier & Exposition Authority (MBIA Insured)
3.25%	06/15/19	4,000	4,363	(d,n)
3.86%	06/15/22	4,305	3,778	(d,n)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Southwestern Illinois Development Authority (MBIA Insured)
5.00%	10/01/21	$4,000	$4,898	(n)
			47,223

Indiana — 1.0%

Indiana Municipal Power Agency
5.50%	01/01/27	2,500	2,798
5.75%	01/01/34	2,000	2,083
Indianapolis Local Public Improvement Bond Bank
5.75%	01/01/38	7,000	7,705
Merrillville Multi School Building Corp.
5.25%	07/15/28	5,000	5,340
			17,926

Kansas — 0.2%

University of Kansas Hospital Authority
5.63%	09/01/32	4,150	4,295	(m)

Kentucky — 2.8%

Kentucky Economic Development Finance Authority
6.38%	06/01/40	5,000	5,267
Kentucky State Property & Building Commission (AGC Insured)
5.25%	02/01/27 - 02/01/28	14,745	16,450	(n)
Kentucky Turnpike Authority (AMBAC Insured)
5.00%	07/01/26	5,000	5,448	(n)
Louisville & Jefferson County Metropolitan Sewer District
5.00%	05/15/30	8,040	8,918
Louisville-Jefferson County Metropolitan Government
5.25%	10/01/36	12,750	12,871
			48,954

		Principal Amount	Fair Value

Louisiana — 1.2%

Louisiana Public Facilities Authority (MBIA Insured)
5.38%	05/15/16	$7,870	$8,405	(m,n)
State of Louisiana
5.00%	09/01/19	10,050	12,470
			20,875

Maine — 0.2%

Maine Health & Higher Educational Facilities Authority
5.25%	07/01/21	1,790	2,058
Maine Turnpike Authority
6.00%	07/01/34	1,250	1,427
			3,485

Maryland — 5.1%

County of Montgomery MD
5.00%	07/01/21 - 12/01/40	15,905	19,721
County of PrInce George’s MD
5.00%	10/01/22	6,820	7,375	(m)
5.00%	09/15/24 - 09/15/25	15,080	18,357
Maryland Economic Development Corp.
5.75%	06/01/35	3,000	3,018
Maryland Health & Higher Educational Facilities Authority
5.00%	07/01/32 - 08/15/41	16,960	17,135
5.13%	11/15/34	7,200	7,830	(m)
State of Maryland
5.00%	11/01/18	4,000	5,008
Washington Suburban Sanitation Commission
4.50%	06/01/26	8,470	9,499
			87,943

Massachusetts — 4.1%

Massachusetts Department of Transportation
5.00%	01/01/37	10,000	10,421

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Massachusetts Development Finance Agency
5.00%	01/01/40 - 07/01/41	$7,535	$7,497
Massachusetts Health & Educational Facilities Authority
5.00%	07/01/34 - 07/15/35	20,000	21,175
5.50%	11/15/36	4,000	4,586
5.75%	07/01/39	7,500	7,748
Massachusetts Water Resources Authority
5.00%	08/01/41	3,000	3,259
6.50%	07/15/19	14,125	17,205	(l)
			71,891

Michigan — 2.6%

City of Detroit MI Sewage Disposal System Revenue (FSA Insured)
5.25%	07/01/21 - 07/01/22	4,545	5,114	(n)
City of Detroit MI Water Supply System Revenue
5.25%	07/01/41	9,360	9,409
5.75%	07/01/37	5,000	5,343
Lansing Board of Water & Light
5.00%	07/01/37	3,500	3,746
Michigan Municipal Bond Authority
5.25%	10/01/17	6,465	6,681
Michigan State Hospital Finance Authority
5.38%	12/01/30	1,830	1,849
5.38%	12/01/30	170	178	(m)
State of Michigan
5.50%	11/01/18	6,000	7,529
State of Michigan (FSA Insured)
5.25%	09/15/27	5,000	5,459	(n)
			45,308

Mississippi — 0.5%

State of Mississippi
5.50%	09/01/14	7,500	8,450

		Principal Amount	Fair Value

Missouri — 0.9%

Missouri Highway & Transportation Commission
5.00%	05/01/21	$4,610	$5,665
Missouri Joint Municipal Electric Utility Commission
5.75%	01/01/29	4,500	4,870
Missouri State Environmental Improvement & Energy Resources Authority
5.00%	01/01/24	4,475	4,971	(m)
5.00%	01/01/24	525	567
			16,073

Nevada — 0.1%

City of Las Vegas N.V. (AGMC Insured)
5.55%	06/01/16	1,605	1,629	(n)

New Jersey — 9.2%

Cape May County Municipal Utilities Authority (FSA Insured)
5.75%	01/01/15 - 01/01/16	8,500	9,857	(n)
Essex County Improvement Authority (FSA Insured)
5.25%	12/15/17	9,765	10,527	(n)
5.25%	12/15/17	235	257	(m,n)
New Jersey Economic Development Authority
5.50%	12/15/29	5,000	5,516
New Jersey Educational Facilities Authority
5.25%	07/01/32	2,625	2,814	(m)
6.00%	12/01/17	10,000	11,850
New Jersey Healthcare Facilities Financing Authority
5.63%	07/01/37	2,000	2,018
New Jersey Higher Education Student Assistance Authority
5.63%	06/01/30	7,500	8,093
New Jersey State Turnpike Authority
5.25%	01/01/40	10,000	10,755

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

New Jersey State Turnpike Authority (AMBAC Insured)
6.50%	01/01/16	$7,910	$8,710	(n)
6.50%	01/01/16	33,180	36,731	(l,n)
New Jersey Transportation Trust Fund Authority
5.00%	06/15/42	11,000	11,393
5.50%	06/15/19	5,000	5,374	(m)
5.50%	06/15/23 - 06/15/24	26,280	28,248	(m)
New Jersey Transportation Trust Fund Authority (FSA Insured)
5.75%	12/15/14	1,390	1,569	(n)
5.75%	12/15/14	4,610	5,305	(l,n)
			159,017

New Mexico — 1.3%

New Mexico Finance Authority
5.00%	06/15/18 - 12/15/26	18,850	21,643

New York — 6.6%

Albany Industrial Development Agency
5.25%	11/15/27 - 11/15/32	6,500	6,457
Brooklyn Arena Local Development Corp.
6.00%	07/15/30	4,500	4,680
Hempstead Town Industrial Development Agency
5.00%	10/01/30	1,945	2,006
Long Island Power Authority
6.00%	05/01/33	7,500	8,540
New York City Municipal Water Finance Authority
5.00%	06/15/44	5,000	5,374
New York City Transitional Finance Authority Building Aid Revenue
5.50%	07/15/31	10,000	11,195
New York City Transitional Finance Authority Future Tax Secured Revenue
5.00%	11/01/21	5,000	6,261

		Principal Amount	Fair Value

New York Liberty Development Corp.
5.00%	11/15/44	$5,000	$5,089
5.13%	01/15/44	5,000	5,097
New York State Dormitory Authority
5.00%	03/15/25	6,565	7,397
5.25%	11/15/23	10,400	10,581
5.50%	07/01/36 - 05/01/37	4,000	4,298
6.00%	07/01/40	2,000	2,119
6.50%	12/01/21	4,500	4,798
New York State Urban Development Corp.
5.50%	01/01/19	9,000	11,038
Triborough Bridge & Tunnel Authority
5.00%	11/15/26	10,000	11,238
Westchester County Healthcare Corp.
5.00%	11/01/30	4,500	4,559
6.13%	11/01/37	2,500	2,704
			113,431

North Carolina — 2.3%

Charlotte-Mecklenburg Hospital Authority
5.25%	01/15/42	2,000	2,100
City of Charlotte NC
5.00%	06/01/23 - 07/01/38	10,780	12,205
County of Wake NC
5.00%	03/01/21	1,500	1,933
North Carolina Capital Facilities Finance Agency
5.00%	01/01/38	1,000	1,069
North Carolina Eastern Municipal Power Agency
5.00%	01/01/26	5,000	5,452
North Carolina Medical Care Commission
4.75%	11/01/43	6,000	5,855
State of North Carolina
4.00%	05/01/25	1,500	1,590
4.75%	05/01/30	4,130	4,544

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

University of North Carolina at Greensboro
5.00%	04/01/36	$4,000	$4,322
			39,070

Ohio — 2.4%

American Municipal Power Inc.
5.00%	02/15/38	5,000	5,154
City of CInc.innati OH Water System Revenue
5.00%	12/01/36	2,500	2,763
City of Columbus OH Sewerage Revenue
4.50%	06/01/32	700	728
4.75%	06/01/31	5,000	5,317
County of Cuyahoga OH
6.00%	01/01/32	10,000	10,839	(m)
County of Franklin OH
4.50%	12/01/37	1,750	1,718
5.25%	05/15/24	1,400	1,442
County of Hamilton OH (MBIA Insured)
5.00%	12/01/19	4,250	4,620	(m,n)
Cuyahoga Community College District
5.00%	08/01/26 - 08/01/27	3,000	3,325
Ohio Higher Educational Facility Commission
6.25%	05/01/38	5,000	5,565
			41,471

Oklahoma — 1.2%

Claremore Public Works Authority (Class AFAC) (FSA Insured)
5.25%	06/01/34	6,315	7,084	(m,n)
Oklahoma Municipal Power Authority (FGIC Insured)
4.50%	01/01/47	9,000	9,096	(n)
Oklahoma Turnpike Authority
5.00%	01/01/28	3,500	3,986
			20,166

		Principal Amount	Fair Value

Pennsylvania — 5.1%

City of Philadelphia PA Water & Sewer Revenue
5.00%	01/01/36 - 01/01/41	$18,000	$18,832
Commonwealth of Pennsylvania
5.00%	11/15/30	8,890	10,161
Pennsylvania Higher Educational Facilities Authority
5.25%	08/15/25	1,750	1,939
Pennsylvania Industrial Development Authority (AMBAC Insured)
5.50%	07/01/17	3,100	3,197	(n)
Pennsylvania Turnpike Commission
4.86%	12/01/34	12,000	10,437	(d)
5.00%	06/01/29	10,000	10,550
5.25%	06/01/39	9,500	9,835
Pennsylvania Turnpike Commission (AMBAC Insured)
5.25%	12/01/32	12,000	12,602	(n)
Philadelphia Authority for Industrial Development
5.25%	09/01/36	1,750	1,326
State Public School Building Authority (FSA Insured)
5.25%	06/01/27	8,000	8,549	(m,n)
			87,428

Puerto Rico — 3.2%

Commonwealth of Puerto Rico
5.75%	07/01/38	7,000	7,338
6.00%	07/01/39	10,000	10,631
Puerto Rico Infrastructure Financing Authority
6.00%	12/15/26	5,000	5,520
Puerto Rico Public Buildings Authority
6.00%	07/01/41	3,000	3,190

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Puerto Rico Sales Tax Financing Corp.
4.69%	08/01/32	$12,000	$11,290	(d)
5.00%	08/01/43	3,000	3,043
5.25%	08/01/40	3,000	3,229
5.50%	08/01/42	10,000	10,601
			54,842

Rhode Island — 0.2%

Rhode Island Health & Educational Building Corp.
6.25%	09/15/34	1,300	1,461
6.50%	09/15/28	1,000	1,172
			2,633

South Carolina — 5.3%

Berkeley County School District
5.25%	12/01/24	15,000	15,691
Charleston Educational Excellence Finance Corp.
5.25%	12/01/27 - 12/01/30	21,850	23,613
City of Greenville SC
5.13%	02/01/22	5,195	5,214	(m)
County of Beaufort SC (MBIA Insured)
5.50%	06/01/17 - 06/01/18	4,150	4,289	(n)
Georgetown County School District
5.00%	03/01/18	3,640	4,444
Greenville County School District
5.25%	12/01/21	2,000	2,111
5.50%	12/01/28	10,725	11,336	(m)
Lexington County Health Services District Inc.
5.50%	11/01/13	3,030	3,270
Piedmont Municipal Power Agency (AGMC Insured)
5.75%	01/01/34	5,500	6,171	(n)
South Carolina Educational Facilities Authority
5.00%	10/01/38	7,400	7,648
South Carolina State Public Service Authority
5.50%	01/01/38	7,500	8,300
			92,087

		Principal Amount	Fair Value

Tennessee — 1.0%

County of Shelby TN
5.00%	03/01/21	$3,500	$4,340
Metropolitan Government of Nashville & Davidson County TN
5.00%	05/15/25	10,000	11,162
State of Tennessee
5.00%	05/01/19	1,000	1,223
			16,725

Texas — 5.0%

City of Austin TX Water & Wastewater System Revenue (AMBAC Insured)
5.50%	11/15/16	5,450	6,553	(n)
City of Houston TX Utility System Revenue
5.00%	11/15/33	5,470	5,925
5.25%	11/15/30 - 11/15/31	12,000	13,576
City of Houston TX Utility System Revenue (AMBAC Insured)
5.75%	12/01/14	5,000	5,242	(m,n)
City of Houston TX Utility System Revenue (FSA Insured)
5.25%	05/15/22	10,000	10,874	(n)
Frisco Independent School District
1.83%	08/15/19	2,000	1,741	(d)
North Texas Tollway Authority
5.00%	09/01/31	3,500	3,792
5.75%	01/01/38 - 01/01/40	21,475	22,469
6.00%	01/01/38	5,000	5,484
Tarrant County Cultural Education Facilities Finance Corp.
5.00%	11/15/40	5,000	5,115
University of Texas System
5.00%	08/15/24	5,000	5,929
			86,700

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Utah — 0.3%

Utah State Board of Regents
5.00%	11/01/30	$4,000	$4,360

Vermont — 0.3%

Vermont Educational & Health Buildings Financing Agency
5.00%	10/31/46	5,700	5,963

Virginia — 0.7%

Virginia College Building Authority
4.38%	02/01/28	845	893
Virginia Resources Authority
5.25%	11/01/38	5,000	5,476
Virginia Small Business Financing Authority
5.00%	11/01/40	4,890	5,085
			11,454

Washington — 0.6%

County of King WA
5.50%	12/01/13	10,000	10,970	(l)

Wisconsin — 0.2%

Wisconsin Department of Transportation (AMBAC Insured)
5.75%	07/01/14	2,990	3,065	(n)

Total Municipal Bonds and Notes (Cost $1,542,730)			1,657,412
Other Investments — 0.0%*

GEI Investment Fund (Cost $228)			219	(k)

Total Investment in Securities (Cost $1,542,958)			1,657,631

		Principal Amount	Fair Value

Short-Term Investments — 0.3%

Time Deposit — 0.3%

State Street Corp.
0.01%	01/03/12	$5,420	5,420	(e)
(Cost $5,420)

Total Investments (Cost $1,548,378)			1,663,051

Other Assets and Liabilities, net — 3.9%			67,853

NET ASSETS—100.0%			$1,730,904

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Paul M. Colonna

President and

Chief Investment

Officer – Fixed Income

The Elfun Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna (pictured to the left), William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 113.

Q.	How did the Elfun Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the Elfun Income Fund returned 7.87%. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 7.84% and the Fund’s Morningstar peer group of 1,195 U.S. Intermediate-Term Funds returned an average of 5.78% over the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the period.

A.	Weak economic growth and the deepening crisis in Europe drove U.S. interest rates lower and credit spreads wider in 2011. The drop in interest rates, particularly at the long end of the yield curve had a large impact on the Fund’s performance. While U.S. treasury 2-year notes fell 35 basis points to 0.24%, 10-year and 30-year bond yields fell 142 and 144 basis points respectively, finishing the year at 1.88% and 2.89%. The combination of declining rates and a flatter yield curve benefited the Fund’s performance as it was positioned for most of the year to take advantage of such a movement in the yield curve. U.S. treasuries outperformed other investment grade sectors in 2011 returning 9.81%. Investment grade credit (+8.35%), agency MBS (+6.32%) and commercial MBS (+6.02%) all underperformed treasuries as yield spreads widened. The Fund’s underweight in investment grade credit contributed positively, however, its overweight in commercial MBS dampened performance. Performance was also hurt relative to its benchmark from the allocation to non-index sectors including high yield (BB/B-rated issues returned 6.09%) and emerging market debt (+8.46%). Security selection in the agency MBS and high yield sectors proved beneficial, while specific securities in IG credit and commercial MBS produced a performance drag.

Q.	Were there any significant changes to the Fund during the period?

A.

Late in the first quarter, the Fund’s duration was extended to take advantage of declining interest rates. This long duration bias versus the benchmark was maintained for the balance of the year, with periodic tactical moves back to neutral. During the third quarter, the Fund’s yield curve

(Unaudited)

positioning emphasized heavier allocations to 30-year securities in anticipation of a flatter yield curve. The Fund’s allocation to high yield and emerging market debt were reduced early in the year to avoid expected volatility caused by the European debt crisis. As yield spreads in these sectors widened, the Fund’s allocations were increased in the third and fourth quarters taking advantage of cheaper valuations. The Fund’s underweight in investment grade credit was brought back to neutral in the fourth quarter, while the Fund’s overweight in commercial MBS was reduced in the third quarter.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any.

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	1,044.70	1.24

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.00	1.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.24% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Actual Fund Return for the six-month period ended December 31, 2011 was: 4.47%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Quality Ratings

as of December 31, 2011 as a % of Fair Value(b)(c)

Moody’s / S&P Rating *	Percentage of Fair Value
Aaa / AAA	13.63%
Aa / AA	47.76%
A / A	11.84%
Baa / BBB	15.44%
Ba / BB and lower	11.20%
NR / Other	0.13%
100.00%

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

Sector Allocation

as a % of the Fair Value of $386,843 (in thousands) as of December 31, 2011(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	1,195	872	582
Peer group average annual total return	5.78%	5.13%	4.84%
Morningstar category in peer group: Intermediate-Term Bond

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2011

(Inception date: 12/31/84)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Income Fund	7.87%	5.60%	5.35%	$16,834

Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	$17,535

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Income Fund	(in thousands) — December 31, 2011

                                    [GRAPHIC]

		Principal Amount	Fair Value

Bonds and Notes — 95.1%†

U.S. Treasuries — 18.8%

U.S. Treasury Bonds
3.13%	11/15/41	$1,230	$1,288
3.75%	08/15/41	18,696	21,988
4.38%	05/15/41	3,728	4,857	(h)
U.S. Treasury Notes
0.24%	10/31/13	14,167	14,170	(d)
0.80%	10/31/16	10,788	10,892	(d)
0.81%	11/30/16	14,227	14,270	(d)
2.00%	11/15/21	858	867
3.13%	05/15/19	2	2
			68,334

Agency Mortgage Backed — 29.3%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	82	88	(h)
5.00%	07/01/35 - 06/01/41	2,437	2,671	(h)
5.50%	05/01/20 - 04/01/39	1,387	1,531	(h)
6.00%	04/01/17 - 11/01/37	2,377	2,648	(h)
6.50%	07/01/29	2	3	(h)
7.00%	10/01/16 - 08/01/36	268	306	(h)
7.50%	09/01/12 - 09/01/33	27	32	(h)
8.00%	11/01/30	12	14	(h)
5.50%	TBA	1,570	1,703	(c)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 12/01/40	4,409	4,663	(h)
4.50%	05/01/18 - 08/01/41	40,256	43,149	(h)
5.00%	07/01/20 - 06/01/41	4,917	5,395	(h)
5.14%	03/01/37	5	5	(i)
5.47%	04/01/37	3	3	(i)
5.50%	03/01/14 - 01/01/39	7,378	8,075	(h)
6.00%	02/01/14 - 08/01/35	3,969	4,427	(h)
6.50%	02/01/14 - 08/01/36	655	743	(h)
7.00%	08/01/13 - 02/01/34	70	82	(h)
7.50%	08/01/13 - 03/01/34	290	333	(h)
8.00%	12/01/12 - 11/01/33	125	146	(h)
8.50%	04/01/30 - 05/01/31	19	24	(h)
9.00%	04/01/16 - 12/01/22	32	37	(h)
4.50%	TBA	8,490	9,034	(c)
5.00%	TBA	2,664	2,865	(c)

		Principal Amount	Fair Value

5.50%	TBA	$1,095	$1,188	(c)
6.00%	TBA	7,726	8,422	(c)
6.50%	TBA	878	977	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 03/20/41	4,137	4,524	(h)
5.00%	08/15/33	191	212	(h)
6.00%	04/15/27 - 09/15/36	767	879	(h)
6.50%	04/15/19 - 09/15/36	532	613	(h)
7.00%	03/15/12 - 10/15/36	249	289	(h)
7.50%	03/15/23 - 10/15/33	80	89	(h)
8.00%	09/15/27 - 06/15/30	37	40	(h)
8.50%	10/15/17	31	35	(h)
9.00%	11/15/16 - 12/15/21	70	79	(h)
4.50%	TBA	565	615	(c)
5.50%	TBA	435	488	(c)
			106,427

Agency Collateralized Mortgage Obligations — 2.3%

Collateralized Mortgage Obligation Trust
0.94%	11/01/18	9	9	(d,f,h,q)
Fannie Mae Whole Loan
0.99%	08/25/43	1,416	29	(g,i)
1.07%	11/25/33	520	12	(g,i)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	2,186	17	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24	515	31	(g,r)
5.00%	02/15/38	204	22	(g,r)
5.00%	05/15/38	344	385
5.50%**	04/15/17	17	—	(g,h,r)
6.10%	10/15/37	2,002	328	(g,i)
6.32%	08/15/25	1,326	204	(g,i)
6.37%	07/15/37	1,956	348	(g,i)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	21	1	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	273	37	(g,h,r)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	$216	$15	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	41	2	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	162	12	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class CI)
5.00%	11/15/17	42	1	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	05/15/18	78	4	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%**	07/15/17	17	—	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33)
8.00%	04/15/20	6	7	(h)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	12	2	(g,h,r)
Federal Home Loan Mortgage Corp. STRIPS (Series 227) (Class IO)
5.00%	12/01/34	148	22	(g,h,r)
Federal Home Loan Mortgage STRIPS
2.69%	08/01/27	3	3	(d,f,h)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	529	15	(g,h,i)
5.00%	08/25/38	343	384
5.00%	02/25/40 - 09/25/40	1,955	281	(g,r)
5.71%	07/25/38 - 01/25/41	1,841	233	(g,i)
5.76%	02/25/39	4,503	742	(g,i)

		Principal Amount	Fair Value

6.36%	11/25/37	$2,311	$339	(g,i)
Federal National Mortgage Assoc. REMIC (Class B)
3.18%	12/25/22	9	8	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	412	452
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	313	359
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
8.00%**	05/25/22	—	—	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	50	2	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	79	4	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	371	30	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%**	05/25/18	18	—	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
15.96%	03/25/31	226	250	(h,i)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	274	308
Federal National Mortgage Assoc. STRIPS
1.76%	12/01/34	355	337	(d,f,h)
5.00%	05/25/38	268	39	(g,r)
6.00%	01/01/35	269	47	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	388	49	(g,h,r)
5.00%	03/25/38	283	39	(g,r)
5.50%	12/01/33	95	13	(g,r)
7.50%	11/01/23	38	7	(g,h,r)
8.00%	08/01/23 - 07/01/24	24	5	(g,h,r)
8.50%	03/01/17 - 07/25/22	24	3	(g,h,r)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

9.00%	05/25/22	$8	$2	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	467	56	(g,h,r)
Federal National Mortgage Association REMIC (Series 2008 Class SA)
5.98%	02/25/38	2,095	308	(g,i)
Government National Mortgage Assoc.
4.50%	04/16/34 - 08/16/39	7,510	965	(g,r)
4.50%	11/20/39	671	734
5.00%	12/20/35 - 09/20/38	2,861	344	(g,r)
Government National Mortgage Assoc. (Class IC)
5.97%	04/16/37	805	149	(g,i)
Vendee Mortgage Trust
0.37%	04/15/40	2,705	53	(g,h,i)
0.58%	09/15/46	5,089	164	(g,i)
0.84%	05/15/33	982	37	(g,h,i)
			8,249

Asset Backed — 0.7%

Capital One Multi-Asset Execution Trust
1.33%	01/15/19	500	484	(d,h,i)
Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	543	479	(h)
5.75%	11/25/34	38	16	(i,q)
Citicorp Residential Mortgage Securities Inc.
6.04%	09/25/36	360	250
Countrywide Asset-Backed Certificates
1.15%	05/25/33	21	16	(h,i)
2.50%	06/25/33	2	2	(d,i,q)
9.38%	08/25/32	29	17	(d,i,q)
GSAA Trust
7.97%	05/25/34	86	70	(d,h,i)
Mid-State Trust
7.54%	07/01/35	46	46	(q)

		Principal Amount	Fair Value

Popular ABS Mortgage Pass- Through Trust
5.30%	11/25/35	$350	$235
Residential Asset Securities Corp.
13.86%	06/25/33	45	26	(d,i,q)
14.34%	07/25/32	23	13	(d,i,q)
Saxon Asset Securities Trust
5.23%	08/25/35	809	771	(h,i)
			2,425

Corporate Notes — 34.0%

Abu Dhabi National Energy Co.
6.25%	09/16/19	100	109	(b)
Adaro Indonesia PT
7.63%	10/22/19	100	109	(b)
Advanced Micro Devices Inc.
7.75%	08/01/20	358	368
AES El Salvador Trust
6.75%	02/01/16	100	97	(b,h)
AES Gener S.A.
5.25%	08/15/21	106	107	(b)
AES Panama S.A.
6.35%	12/21/16	219	236	(b)
Agilent Technologies Inc.
5.50%	09/14/15	411	453	(h)
Air Jamaica Ltd.
9.38%	07/08/15	6	6
Alcoa Inc.
5.40%	04/15/21	333	334
5.55%	02/01/17	202	215
Allergan Inc.
3.38%	09/15/20	362	373
Alliance One International Inc.
10.00%	07/15/16	396	356	(h)
Alpha Natural Resources Inc.
6.00%	06/01/19	355	344	(h)
ALROSA Finance S.A.
7.75%	11/03/20	200	199	(b)
America Movil SAB de C.V.
2.38%	09/08/16	283	282
American Axle & Manufacturing Inc.
7.88%	03/01/17	367	363

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

American International Group Inc.
5.85%	01/16/18	$604	$591
Amgen Inc.
1.88%	11/15/14	202	205
2.30%	06/15/16	281	283	(h)
2.50%	11/15/16	202	204
5.65%	06/15/42	340	370	(h)
Amsted Industries Inc.
8.13%	03/15/18	398	422	(b,h)
Anadarko Petroleum Corp.
5.95%	09/15/16	841	953	(h)
6.20%	03/15/40	736	819	(h)
6.38%	09/15/17	871	1,010
6.45%	09/15/36	201	229
6.95%	06/15/19	486	580	(h)
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	606	645	(h)
5.38%	11/15/14	498	553	(h)
Aon Corp.
3.13%	05/27/16	484	489	(h)
ArcelorMittal
5.50%	03/01/21	401	368	(h)
6.75%	03/01/41	482	433	(h)
Arch Coal Inc.
7.00%	06/15/19	379	387	(b,h)
Archer-Daniels-Midland Co.
5.77%	03/01/41	740	935	(h)
Arizona Public Service Co.
6.25%	08/01/16	485	569	(h)
AT&T Inc.
2.95%	05/15/16	319	332	(h)
5.60%	05/15/18	718	834
6.40%	05/15/38	1,023	1,264	(h)
6.70%	11/15/13	460	507
Australia & New Zealand Banking Group Ltd.
2.40%	11/23/16	580	575	(b)
Baker Hughes Inc.
3.20%	08/15/21	404	417	(b)
Banco de Credito del Peru
4.75%	03/16/16	210	209	(b)
Banco del Estado de Chile
4.13%	10/07/20	100	102	(b)

		Principal Amount	Fair Value

Banco do Brasil S.A.
5.88%	01/26/22	$404	$404	(b)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	100	100	(b)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	100	101	(b,i)
BanColombia S.A.
4.25%	01/12/16	150	149
5.95%	06/03/21	162	163
6.13%	07/26/20	70	71
Bank of America Corp.
3.75%	07/12/16	800	741	(h)
5.00%	05/13/21	740	674
5.42%	03/15/17	1,600	1,444	(h)
5.63%	10/14/16	200	192
6.50%	08/01/16	990	997
Bank of Montreal
1.30%	10/31/14	403	402	(b)
Baxter International Inc.
1.85%	01/15/17	482	486
BBVA Bancomer S.A.
6.50%	03/10/21	100	96	(b)
Becton Dickinson and Co.
3.13%	11/08/21	605	626
BG Energy Capital PLC
2.88%	10/15/16	206	211	(b)
4.00%	10/15/21	403	415	(b)
Boise Paper Holdings LLC
8.00%	04/01/20	318	336	(h)
Bombardier Inc.
7.75%	03/15/20	299	326	(b)
BP Capital Markets PLC
2.25%	11/01/16	604	608
Broadcom Corp.
2.70%	11/01/18	605	612
Calpine Corp.
7.25%	10/15/17	765	803	(b,h)
Cargill Inc.
5.20%	01/22/13	131	137	(b,h)
6.00%	11/27/17	247	291	(b,h)
Case New Holland Inc.
7.88%	12/01/17	214	242
Caterpillar Inc.
3.90%	05/27/21	404	444	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

CCO Holdings LLC
7.88%	04/30/18	$192	$205
8.13%	04/30/20	373	408
Centrais Eletricas Brasileiras S.A.
5.75%	10/27/21	200	208	(b)
6.88%	07/30/19	68	77	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	380	403	(b,h)
CenturyLink Inc.
5.15%	06/15/17	403	399	(h)
CenturyLink Inc. (Series G)
6.88%	01/15/28	280	261	(h)
Chesapeake Energy Corp.
6.13%	02/15/21	334	343
Chesapeake Midstream Partners LP
5.88%	04/15/21	490	490	(b)
Chrysler Group LLC
8.00%	06/15/19	400	366	(b)
Cigna Corp.
2.75%	11/15/16	403	402
4.00%	02/15/22	1,004	995
5.38%	02/15/42	677	673
CIncinnati Bell Inc.
8.25%	10/15/17	676	679
Citigroup Inc.
4.50%	01/14/22	986	949
5.00%	09/15/14	1,813	1,794	(h)
CityCenter Holdings LLC
7.63%	01/15/16	358	367	(b)
Clarendon Alumina Production Ltd.
8.50%	11/16/21	129	130	(b,h)
CNA Financial Corp.
5.88%	08/15/20	393	404
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200	208	(b)
Comision Federal de Electricidad
4.88%	05/26/21	200	206	(b)
Consolidated Edison Co of New York Inc.
6.65%	04/01/19	608	768	(h)

		Principal Amount	Fair Value

Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	$180	$220
Corp Lindley S.A.
6.75%	11/23/21	36	37	(b)
Corp Nacional del Cobre de Chile
3.75%	11/04/20	397	403	(b)
3.88%	11/03/21	200	204	(b)
5.63%	09/21/35	76	88	(b)
Credit Suisse AG
2.60%	05/27/16	405	410	(b)
Crown Castle Towers LLC
4.88%	08/15/40	379	387	(b,h)
6.11%	01/15/40	189	209	(b)
CSX Corp.
4.25%	06/01/21	389	416
CVS Caremark Corp.
3.25%	05/18/15	207	218
5.75%	06/01/17	355	414
Danaher Corp.
2.30%	06/23/16	402	418
3.90%	06/23/21	80	88
DaVita Inc.
6.38%	11/01/18	358	367	(h)
Denbury Resources Inc.
6.38%	08/15/21	304	318
8.25%	02/15/20	383	428
DENTSPLY International Inc.
2.75%	08/15/16	617	623
4.13%	08/15/21	404	417
Digicel Ltd.
8.25%	09/01/17	100	101	(b)
DIRECTV Holdings LLC
3.55%	03/15/15	401	417
4.75%	10/01/14	392	423
Dolphin Energy Ltd.
5.89%	06/15/19	253	274	(b)
Dominion Resources Inc.
1.95%	08/15/16	283	284
4.90%	08/01/41	161	174
DPL Inc.
7.25%	10/15/21	58	63	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Dubai Electricity & Water Authority
7.38%	10/21/20	$200	$205	(b)
Duke Realty LP (REIT)
6.50%	01/15/18	604	667
Ecolab Inc.
3.00%	12/08/16	564	583
Ecopetrol S.A.
7.63%	07/23/19	71	86
EH Holding Corp.
6.50%	06/15/19	783	816	(b)
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	71	71	(b)
Empresa Nacional Del Petroleo
4.75%	12/06/21	100	100	(b)
5.25%	08/10/20	300	316	(b)
Energy Transfer Equity LP
7.50%	10/15/20	269	294
Energy Transfer Partners LP
6.70%	07/01/18	282	313
ENN Energy Holdings Ltd.
6.00%	05/13/21	200	181	(b)
European Investment Bank
1.46%	12/15/14	600	590	(d)
4.88%	01/17/17	1,050	1,200	(h)
Exelon Corp.
4.90%	06/15/15	505	544
Export Credit Bank of Turkey
5.38%	11/04/16	225	222	(b)
First Citizens St Lucia Ltd.
4.90%	02/09/16	150	155	(b)
First Horizon National Corp.
5.38%	12/15/15	599	606
Florida Power & Light Co.
4.13%	02/01/42	362	373
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	358	362	(b)
Ford Motor Credit Company LLC
5.00%	05/15/18	600	602	(h)
5.88%	08/02/21	400	417	(h)
Forest Oil Corp.
7.25%	06/15/19	501	511	(h)

		Principal Amount	Fair Value

Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	$296	$296	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	708	690
Georgia-Pacific LLC
5.40%	11/01/20	180	199	(b)
Gilead Sciences Inc.
3.05%	12/01/16	322	330
4.40%	12/01/21	924	978
5.65%	12/01/41	524	580
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100	105	(b,j)
Goldman Sachs Capital I
6.35%	02/15/34	306	259
Great Plains Energy Inc.
4.85%	06/01/21	403	422	(h)
Halliburton Co.
3.25%	11/15/21	202	209	(h)
4.50%	11/15/41	202	207	(h)
Hanesbrands Inc.
6.38%	12/15/20	351	356	(h)
HCA Inc.
6.50%	02/15/20	309	321	(h)
7.50%	02/15/22	358	366	(h)
HealthSouth Corp.
7.75%	09/15/22	358	352	(h)
Hewlett-Packard Co.
3.00%	09/15/16	404	407	(h)
4.65%	12/09/21	403	425
Host Hotels & Resorts LP (REIT)
6.00%	11/01/20	928	949	(h)
HSBC Finance Corp.
6.68%	01/15/21	816	844
HSBC Holdings PLC
6.50%	05/02/36	409	413	(h)
Indo Energy Finance BV
7.00%	05/07/18	100	100	(b)
Ingles Markets Inc.
8.88%	05/15/17	545	590	(h)
Instituto Costarricense de Electricidad
6.95%	11/10/21	200	203	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Intelsat Jackson Holdings S.A.
7.25%	10/15/20	$141	$143
Inter-American Development Bank
1.38%	10/18/16	604	612	(h)
Inversiones CMPC S.A.
4.75%	01/19/18	69	72	(b)
IPIC GMTN Ltd.
3.75%	03/01/17	295	294	(b)
John Deere Capital Corp.
3.15%	10/15/21	201	205
JPMorgan Chase & Co.
3.15%	07/05/16	604	607	(h)
4.35%	08/15/21	1,934	1,953
5.13%	09/15/14	310	327	(h)
Kazakhstan Temir Zholy Finance BV
6.38%	10/06/20	200	208	(b)
KazMunayGas National Co.
9.13%	07/02/18	100	117	(b)
11.75%	01/23/15	100	118	(b,h)
Kinder Morgan Energy Partners LP
5.80%	03/01/21	202	229
Korea Development Bank
3.25%	03/09/16	380	374
4.00%	09/09/16	220	223
Korea Hydro & Nuclear Power Company Ltd.
4.75%	07/13/21	300	304	(b)
6.25%	06/17/14	100	108	(b,h)
Korea National Oil Corp.
2.88%	11/09/15	278	277	(b)
4.00%	10/27/16	200	205	(b)
5.38%	07/30/14	100	106	(b,h)
Kraft Foods Inc.
4.13%	02/09/16	602	654	(h)
5.38%	02/10/20	245	283
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	765	808	(h)
4.50%	07/16/18	238	277	(h)
Levi Strauss & Co.
7.63%	05/15/20	615	628	(h)
Linn Energy LLC
8.63%	04/15/20	295	320	(h)

		Principal Amount	Fair Value

Listrindo Capital BV
9.25%	01/29/15	$200	$218	(b,h)
Lockheed Martin Corp.
3.35%	09/15/21	405	403	(h)
4.85%	09/15/41	405	410	(h)
Lorillard Tobacco Co.
3.50%	08/04/16	403	408	(h)
7.00%	08/04/41	371	390	(h)
Lyondell Chemical Co.
8.00%	11/01/17	108	118	(h)
Majapahit Holding BV
7.75%	10/17/16	100	112	(b)
MDC-GMTN B.V.
5.50%	04/20/21	300	309	(b,h)
MetroPCS Wireless Inc.
6.63%	11/15/20	348	325
Midamerican Energy Holdings Co.
6.13%	04/01/36	330	394	(h)
Morgan Stanley
3.80%	04/29/16	200	184
5.50%	07/28/21	202	187
5.75%	01/25/21	603	562
Mylan Inc.
7.88%	07/15/20	523	577	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	231	235	(b)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	200	188
Nationwide Mutual Insurance Co.
7.88%	04/01/33	179	184	(b)
9.38%	08/15/39	80	97	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	100	115
Newfield Exploration Co.
5.75%	01/30/22	501	541
News America Inc.
6.65%	11/15/37	206	233
Nextel Communications Inc. (Series E)
6.88%	10/31/13	566	563
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	801	808

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Nisource Finance Corp.
6.13%	03/01/22	$496	$571
Noble Energy Inc.
4.15%	12/15/21	663	686
Nordea Bank AB
4.88%	05/13/21	863	729	(b)
Novelis Inc.
8.38%	12/15/17	418	444
NRG Energy Inc.
7.63%	01/15/18	308	308
7.63%	05/15/19	80	78	(b)
Occidental Petroleum Corp.
1.75%	02/15/17	404	409
3.13%	02/15/22	404	414
Oglethorpe Power Corp.
5.38%	11/01/40	200	237
ONEOK Partners LP
6.13%	02/01/41	428	493
Pacific Gas & Electric Co.
5.80%	03/01/37	83	101
6.05%	03/01/34	571	707	(h)
Pacific Rubiales Energy Corp.
7.25%	12/12/21	230	231	(b)
PacifiCorp
6.00%	01/15/39	500	638	(h)
6.25%	10/15/37	14	18
PAETEC Holding Corp.
8.88%	06/30/17	1,069	1,155	(h)
Peabody Energy Corp.
6.00%	11/15/18	107	109	(b)
6.25%	11/15/21	213	220	(b)
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	164	186	(h)
Pernod-Ricard S.A.
4.45%	01/15/22	573	600	(b)
Petrobras International Finance Co.
3.88%	01/27/16	358	369
Petroleos Mexicanos
6.00%	03/05/20	150	167
6.50%	06/02/41	71	80	(b)
8.00%	05/03/19	70	87

		Principal Amount	Fair Value

Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	$131	$129
Petronas Capital Ltd.
7.88%	05/22/22	100	135	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	200	210	(b)
Philip Morris International Inc.
2.50%	05/16/16	403	417
Pioneer Natural Resources Co.
7.50%	01/15/20	656	769	(h)
Plains All American Pipeline LP
3.95%	09/15/15	406	430
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	100	122	(b,h)
Pride International Inc.
6.88%	08/15/20	586	687	(h)
Protective Life Corp.
8.45%	10/15/39	679	778	(h)
Prudential Financial Inc.
5.40%	06/13/35	250	241	(h)
PTTEP Australia International Finance Proprietary Ltd.
4.15%	07/19/15	100	102	(b)
PTTEP Canada International Finance Ltd.
5.69%	04/05/21	200	209	(b,h)
Qatari Diar Finance QSC (REIT)
5.00%	07/21/20	200	213	(b,h)
QVC Inc.
7.50%	10/01/19	443	475	(b,h)
RailAmerica Inc.
9.25%	07/01/17	354	387	(h)
Range Resources Corp.
5.75%	06/01/21	358	388
Raytheon Co.
1.40%	12/15/14	402	404
Republic Services Inc.
5.25%	11/15/21	324	367	(h)
5.70%	05/15/41	250	287
Reynolds Group Issuer Inc.
8.75%	10/15/16	872	918	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Roche Holdings Inc.
6.00%	03/01/19	$405	$492	(b)
RZD Capital Ltd.
5.74%	04/03/17	100	101
Schlumberger Investment S.A.
3.30%	09/14/21	202	208	(b)
Schlumberger Norge AS
1.95%	09/14/16	202	204	(b)
Seagate HDD Cayman
7.75%	12/15/18	240	255	(b)
Solutia Inc.
7.88%	03/15/20	322	350
Southern Copper Corp.
6.75%	04/16/40	120	120
Sunoco Logistics Partners Operations LP
4.65%	02/15/22	401	410
Susser Holdings LLC
8.50%	05/15/16	618	667
Teva Pharmaceutical Finance Co BV
2.40%	11/10/16	403	410
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	801	834	(h)
Texas Instruments Inc.
2.38%	05/16/16	605	630
Textron Inc.
6.20%	03/15/15	540	580
The AES Corp.
8.00%	10/15/17	401	441
The Coca-Cola Co.
3.30%	09/01/21	442	465
The Dow Chemical Co.
5.25%	11/15/41	403	424
The Goldman Sachs Group Inc.
3.63%	02/07/16	701	677
3.70%	08/01/15	378	370
5.25%	07/27/21	1,293	1,261
6.15%	04/01/18	811	837
6.75%	10/01/37	401	373
The Potomac Edison Co.
5.35%	11/15/14	245	272	(h)
Time Warner Cable Inc.
4.00%	09/01/21	442	447

		Principal Amount	Fair Value

5.50%	09/01/41	$707	$745
6.75%	07/01/18	908	1,078
Time Warner Inc.
3.15%	07/15/15	864	899
4.00%	01/15/22	403	416
5.38%	10/15/41	603	653
5.88%	11/15/16	454	524
TNK-BP Finance S.A.
6.13%	03/20/12	200	202
7.25%	02/02/20	5	5	(b)
Transnet SOC Ltd.
4.50%	02/10/16	400	405	(b,h)
Transocean Inc.
6.38%	12/15/21	125	133
UBS AG
5.88%	07/15/16	596	594	(h)
Vail Resorts Inc.
6.50%	05/01/19	706	720
Verizon Communications Inc.
3.50%	11/01/21	865	901
Viacom Inc.
2.50%	12/15/16	282	282
3.88%	12/15/21	585	597
Vimpel Communications Via VIP Finance Ireland Limited OJSC
7.75%	02/02/21	200	171	(b)
Visteon Corp.
6.75%	04/15/19	348	347	(b,h)
Voto-Votorantim Ltd.
6.75%	04/05/21	100	106	(b,h)
Williams Partners LP
4.13%	11/15/20	100	103	(h)
Willis Group Holdings PLC
4.13%	03/15/16	400	406	(h)
Windstream Corp.
7.75%	10/01/21	350	359	(h)
7.88%	11/01/17	457	495	(h)
Woodside Finance Ltd.
4.50%	11/10/14	699	736	(b,h)
Wynn Las Vegas LLC
7.88%	05/01/20	440	485	(h)
XL Group PLC (Series E)
6.50%	12/31/49	383	300	(h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

XLIT Ltd.
5.75%	10/01/21	$443	$468
Xstrata Finance Canada Ltd.
5.80%	11/15/16	547	597	(b,h)
			123,531

Non-Agency Collateralized Mortgage Obligations — 6.8%

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	580	641	(i)
5.63%	07/10/46	380	421	(h)
5.72%	02/10/51	1,030	1,127	(h,i)
5.73%	07/10/46	350	168	(h,i)
5.79%	02/10/51	600	568	(h,i)
5.89%	07/10/44	1,700	1,864	(h,i)
6.21%	02/10/51	380	429	(h,i)
6.25%	02/10/51	490	482	(h,i)
Banc of America Mortgage Securities Inc.
4.91%	02/25/36	92	3	(i,q)
6.00%**	01/25/36	61	—	(i,q)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	760	824	(i)
5.39%	03/11/39	222	222	(h,i)
5.53%	04/12/38	370	383	(i)
5.71%	06/11/40	340	217	(i)
5.76%	09/11/38	450	470	(i)
5.98%	09/11/42	100	35	(i,q)
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	220	240	(i)
Countrywide Asset-Backed Certificates
8.65%	11/25/35	79	73	(d,h,i)
Credit Suisse First Boston Mortgage Securities Corp.
5.32%	10/25/35	244	6	(i,q)
Credit Suisse Mortgage Capital Certificates
5.42%	02/15/39	750	588	(h,i)
5.62%	02/25/36	105	2	(i,q)
DBUBS Mortgage Trust
5.56%	11/10/46	350	223	(b,i)

		Principal Amount	Fair Value

Extended Stay America Trust
5.50%	11/05/27	$800	$803	(b)
GS Mortgage Securities Corp. II
3.00%	08/10/44	410	420	(h)
5.54%	03/10/44	120	93	(b,i)
Impac CMB Trust
1.01%	10/25/34	308	244	(h,i)
6.66%	04/25/35	408	299	(d,h,i)
Indymac INDA Mortgage Loan Trust
4.98%**	01/25/36	8	—	(i,q)
Interstar Millennium Trust
1.15%	03/14/36	24	22	(d,i)
JP Morgan Chase Commercial Mortgage Securities Corp.
5.04%	03/15/46	250	271	(i)
5.14%	11/13/44	180	182	(b)
5.34%	08/12/37	1,840	2,009	(h,i)
5.44%	05/15/45 - 06/12/47	1,780	1,861
5.51%	04/15/43	280	146	(i)
5.79%	02/12/51	920	1,013	(h,i)
6.19%	02/12/51	155	53	(i,q)
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	310	338
5.16%	02/15/31	410	452
6.15%	04/15/41	440	389	(i)
14.41%	12/15/39	3,458	61	(d,i,q)
MASTR Alternative Loans Trust
5.00%	08/25/18	143	15	(g,q,r)
Merrill Lynch Mortgage Trust
5.67%	05/12/39	963	756	(i)
Morgan Stanley Capital I
5.00%	01/15/21	354	303	(b,d,h,i)
5.16%	10/12/52	450	496	(h,i)
5.48%	02/12/44	640	610	(i)
5.62%	12/12/49	320	325
5.64%	06/11/42	360	272	(i)
5.73%	10/15/42	699	454	(i)
5.81%	08/12/41	160	183	(i)
5.81%	12/12/49	1,000	1,101	(h)
6.28%	01/11/43	400	415	(i)
MortgageIT Trust
6.20%	08/25/35	1,783	1,293	(d,h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Residential Funding Mortgage Securities I
5.75%**	01/25/36	$80	$—	(q)
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	360	366	(h,i)
6.03%	06/15/45	390	196	(h,i)
Wells Fargo Mortgage Backed Securities Trust
5.50%	01/25/36 - 03/25/36	605	25	(q)
			24,452

Sovereign Bonds — 2.4%

Eskom Holdings SOC Ltd.
5.75%	01/26/21	200	204	(b)
Financing of Infrastrucural Projects State Enterprise
8.38%	11/03/17	100	83	(b)
Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	125	130	(b)
Government of Argentina
2.50%	12/31/38	52	18	(j)
8.28%	12/31/33	36	26
Government of Belize
6.00%	02/20/29	258	154	(b,j)
6.00%				(j)
Government of Brazil
4.88%	01/22/21	100	112
5.63%	01/07/41	200	232
8.25%	01/20/34	77	116
Government of Chile
3.25%	09/14/21	357	367
Government of Colombia
6.13%	01/18/41	100	124
7.38%	03/18/19	200	252
Government of Costa Rica
10.00%	08/01/20	74	101	(b)
Government of Dominican Republic
7.50%	05/06/21	400	392	(b)
Government of El Salvador
7.65%	06/15/35	160	163	(b)

		Principal Amount	Fair Value

Government of Ghana Republic
8.50%	10/04/17	$300	$329	(b)
Government of Grenada
4.50%	09/15/25	128	73	(b,j)
Government of Hungary
6.38%	03/29/21	140	125	(h)
7.63%	03/29/41	210	185	(h)
Government of Indonesia
4.88%	05/05/21	200	214	(b,h)
5.88%	03/13/20	100	113	(b,h)
11.63%	03/04/19	53	78	(b,h)
Government of Lebanon
4.00%	12/31/17	25	24
5.15%	11/12/18	69	68
6.10%	10/04/22	69	70
6.38%	03/09/20	100	105
Government of Lithuania
6.13%	03/09/21	150	149	(b)
6.75%	01/15/15	100	104	(b)
7.38%	02/11/20	200	216	(b,h)
Government of Mexico
5.13%	01/15/20	116	133	(h)
5.75%	10/12/49	142	151
6.05%	01/11/40	84	103	(h)
6.75%	09/27/34	71	92
Government of Namibia
5.50%	11/03/21	200	204	(b)
Government of Panama
6.70%	01/26/36	155	202
Government of Peru
5.63%	11/18/50	142	156
6.55%	03/14/37	225	286
7.35%	07/21/25	100	133
Government of Philippines
6.50%	01/20/20	93	111
Government of Poland
5.00%	03/23/22	285	286
5.13%	04/21/21	70	71
6.38%	07/15/19	37	41

Government of Serbia Republic
7.25%	09/28/21	400	389	(b)
Government of South Africa
6.25%	03/08/41	100	116

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

		Principal Amount	Fair Value

Government of Sri Lanka
6.25%	07/27/21	$200	$197	(b)
7.40%	01/22/15	100	105	(b)
8.25%	10/24/12	100	102
Government of Turkey
5.13%	03/25/22	300	287
5.63%	03/30/21	240	243	(h)
6.00%	01/14/41	200	189	(h)
6.88%	03/17/36	71	74
Government of Uruguay
6.88%	09/28/25	111	144
Government of Venezuela
10.75%	09/19/13	80	81
Government of Vietnam
1.32%	03/12/16	28	25	(i)
Korea Expressway Corp.
4.50%	03/23/15	67	69	(b,h)
ProvInce of Manitoba Canada
4.90%	12/06/16	158	183	(h)
Russian Foreign Bond - Eurobond
5.00%	04/29/20	200	206	(b,h)
7.50%	03/31/30	60	69	(j)
			8,775

Municipal Bonds and Notes — 0.8%
American Municipal Power Inc.
6.27%	02/15/50	260	293
Municipal Electric Authority of Georgia
6.64%	04/01/57	875	910
New Jersey State Turnpike Authority
7.10%	01/01/41	200	274
7.41%	01/01/40	560	803
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	165	184
South Carolina State Public Service Authority
6.45%	01/01/50	200	270
State of California
5.70%	11/01/21	280	306	(h)
			3,040

		Principal Amount	Fair Value

FNMA — 0.0%*
Lehman TBA
5.50%**	TBA	$239	$—	(c,o,q)

Total Bonds and Notes (Cost $339,083)			345,233

		Number of Shares
Preferred Stock — 0.2%

XLIT Ltd. 3.526% (Cost $826)		914	636
Other Investments — 0.2%

GEI Investment Fund (Cost $843)			810	(k)

Total Investments in Securities (Cost $340,752)			346,679
Short-Term Investments — 11.1%
GE Institutional Money Market Fund — Investment Class
0.06%
(Cost $40,164)			40,164	(d,k)

Total Investments (Cost $380,916)			386,843

Liabilities in Excess of Other Assets, net — (6.6%)			(23,814)

NET ASSETS — 100.0%			$363,029

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2011

Other Information

The Fund had the following long futures contracts open at December 31, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation

2 Yr. U.S. Treasury Notes Futures	March 2012	159	$35,067	$—	**

5 Yr. U.S. Treasury Notes Futures	March 2012	51	6,286	39

30 Yr. U.S. Treasury Bonds Futures	March 2012	18	2,607	40

				$79

The Fund had the following short futures contracts open at December 31, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)

Ultra long U.S. Treasury Bond Futures	March 2012	82	$(13,135)	$(329)

10 Yr. U.S. Treasury Notes Futures	March 2012	228	(29,897)	(352)
				$(681)

				$(602)

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Michael E. Martini

Vice President

The Elfun Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon, Michael E. Martini (pictured to the left) and Michael Nowakowski. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight authority over the Fund. See portfolio managers’ biographical information beginning on page 113.

Q.	How did the Elfun Money Market Fund perform compared to its benchmark for the twelve-month period ended December 31, 2011?

A.	For the twelve-month period ended December 31, 2011, the Elfun Money Market Fund returned 0.07%. The 90-day Treasury Bill, the Fund’s benchmark, returned 0.05% and the Fund’s Morningstar peer group of 1,004 U.S. Money Market Taxable funds returned an average of 0.02% over the same period.

Q.	Discuss the factors that materially affected the fund’s performance during the fiscal period.

A.	2011 was “The Year of Volatility”, especially for money market funds. Global events’ impact on yields, as well as the supply of investable assets, provided two sources of volatility. The Federal Reserve kept its fed funds target at 0-0.25% throughout the entire year, and forecast that rate range would be held to late-2014 at its August meeting. This action, along with decreased supply of “rates products”, including U.S. Treasuries and agencies as well as repo, conspired to keep yields pinned at historically low levels. Treasury’s decision to run down their Supplementary Financing Program of $200 billion U.S.
Treasury Bills in the first quarter, the implementation of the FDIC’s new fee calculation causing a $40 billion drop in repo collateral at the start of the second quarter, and the GSE’s continued shrinkage of their portfolios were all causes of the decreased supply. In fact, the 3-month U.S. Treasury Bill traded at negative yields for much of the fourth quarter.

LIBOR rates declined from April to July; rates increased the remainder of the year, ending 2011 at levels higher than those at the height of the 2010 Greek crisis. From the concern of European bank Greek exposure in the second quarter, to the thought of a U.S. government debt default and U.S. credit downgrade in the third quarter, and finally global bank downgrades in the fourth quarter, stress measures such as LIBOR and Euro/U.S. Dollar cross-currency swaps signaled worsening problems with banks’ funding ability. Several Euro Zone financial institutions were shut out of the wholesale funding markets as money market advisors de-risked their funds. Only those banks in the deemed “safer geographical havens” of Australia, Canada and Scandinavia continued to see demand for their short-term obligations from money funds, albeit at levels commensurate with higher LIBOR valuations.

Q.	Were there any significant changes to the Fund during the period?

A.	The most significant change to the Fund during 2011 resulted from the continued

(Unaudited)

European sovereign debt crisis, and its impact on financial institutions’ funding situations. As the debt crisis continued to escalate post U.S. downgrade during the summer, the weighted average maturity (“WAM”) of the Fund started decreasing. In fact, the percentage of the Fund allocated to European banks decreased. By the end of the year, the Fund held almost 55% of its assets in U.S. Government and agency securities, up from 37% at year-end 2010. In addition, the only Euro Zone bank exposure at year end 2011 was Rabobank NV at less than 3%. Compare this exposure to the almost 20% allocation at year end 2011. Most other portfolio characteristics, from Fund WAM to the percentage of Fund invested in assets with 1-day and/or 7-day liquidity, remained fairly comparable.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	1,000.70	1.16

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.05	1.17

*	Expenses are equal to the Fund’s annualized expense ratio of 0.23% (for the period July 1, 2011 - December 31, 2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Actual Fund Return for the six-month period ended December 31, 2011 was: 0.07%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with prudent investment management and the preservation of capital. The Fund seeks its objective by investing primarily in short-term, U.S. dollar denominated money market instruments.

Fund yield At December 31, 2011

	Fund	Money Fund Report*

7-day current†	0.00%	0.05%

7-day effective	0.00%	0.05%

Sector Allocation

as a % of the Fair Value of $177,261 (in thousands) as of December 31, 2011.(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/11

	One Year	Five Year	Ten Year
Number of funds in peer group	1,004	834	612
Peer group average annual total return	0.02%	1.36%	1.63%
Morningstar Category in peer group: Money Market Taxable

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2011

(Inception date: 06/13/90)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Money Market Fund	0.07%	1.69%	2.04%	$12,239

90-Day U.S. T-Bill	0.05%	1.22%	1.82%	$11,971

†	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at December 31, 2011.

*	iMoneyNet’s IBC’s Money Fund report provides average yield for all major money market funds.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An investment in the Elfun Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

Elfun Money Market Fund	(in thousands) — December 31, 2011

		Principal Amount	Amortized Cost

Short-Term Investments — 99.9%†

U.S. Treasuries — 13.1%

United States Treasury Bill
0.01%	02/16/12	$190	$190	(d)
0.04%	04/26/12	130	130	(d)
United States Treasury Note
0.63%	06/30/12	3,950	3,961
0.88%	01/31/12	3,300	3,302
1.00%	12/31/11 - 04/30/12	13,050	13,077
1.13%	01/15/12	2,550	2,551
			23,211

U.S. Government Agency Obligations — 20.4%

Fannie Mae Discount Notes
0.10%	03/14/12	2,600	2,599	(d)
Federal Home Loan Bank Discount Notes
0.01%	02/17/12 - 02/29/12	3,950	3,950	(d)
0.02%	01/27/12 - 03/09/12	7,250	7,250	(d)
0.08%	05/18/12	2,500	2,499	(d)
Federal Home Loan Banks
0.26%	02/16/12	1,000	1,000	(i)
Federal Home Loan Mortgage Corp
0.21%	05/01/12	2,500	2,501	(i)
0.24%	04/03/12	2,800	2,801	(i)
Federal National Mortgage Association
0.28%	07/26/12	5,000	5,004	(i)
0.31%	10/18/12	1,400	1,402	(i)
Freddie Mac Discount Notes
0.05%	05/01/12	1,600	1,600	(d)
0.08%	02/27/12	2,550	2,550	(d)
0.09%	01/17/12	3,100	3,100	(d)
			36,256

Commercial Paper — 24.5%

Australia & New Zealand Banking Group Ltd
0.31%	02/28/12	2,500	2,499	(b,d)
0.32%	02/07/12	2,000	1,999	(d)

		Principal Amount	Amortized Cost

Commonwealth Bank of Australia
0.50%	05/21/12	$5,350	$5,350	(d,i)
Credit Suisse Group AG
0.43%	02/14/12	2,850	2,848	(d)
HSBC Holdings PLC
0.12%	01/23/12	5,100	5,100	(d)
Johnson & Johnson
0.07%	04/02/12	4,550	4,549	(b,d)
JP Morgan Chase & Co
0.01%	01/04/12	5,050	5,050	(d)
National Australia Bank Ltd
0.20%	01/06/12	4,500	4,500	(d)
Nestle SA
0.05%	02/03/12	3,500	3,500	(d)
Novartis AG
0.06%	01/04/12	2,000	2,000	(d)
Procter & Gamble Co.
0.06%	03/20/12	1,750	1,750	(d)
Rabobank Nederland NV
0.35%	01/12/12	4,200	4,200	(d)
			43,345

Repurchase Agreements — 18.3%

Barclays Capital Inc. U.S. Treasury Repo
0.02% dated 12/31/11, to be repurchased at $9,400 on 01/01/12 collateralized by $ 9,588 U.S.Treasury Bond, 5.38% , maturing on 02/15/31 respectively. 01/03/12		9,400	9,400
Deutsche Bank Securities, Inc. Gov Agcy Repo
0.05% dated 12/31/11, to be repurchased at $5,100 on 01/01/12 collateralized by $ 5,208 U.S. Government Agency Bond, 5.50%, maturing 07/15/36 01/03/12		5,100	5,100

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Money Market Fund	(in thousands) — December 31, 2011

		Principal Amount	Amortized Cost

Goldman Sachs & Co. Gov Agcy Repo
0.09% dated 12/31/11, to be repurchased at $10,300 on 01/01/12 collateralized by $ 10,506 U.S. Government Agency Bond, 6.63%, maturing 11/15/30 01/03/12		$10,300	$10,300
HSBC Securities (USA) Inc. Gov Agcy Repo
0.02% dated 12/31/11, to be repurchased at $5,540 on 01/01/12 collateralized by $ 5,653 U.S. Government Agency Bond, 1.00%, maturing 09/30/16 01/03/12		5,540	5,540
HSBC Securities (USA) Inc. Us Treasury Repo
0.00% dated 12/31/11, to be repurchased at $2,050 on 01/01/12 collateralized by $ 2,094 U.S.Treasury Bond, 2.00% , maturing on 04/30/16 respectively. 01/03/12		2,050	2,050
			32,390

Corporates — 7.8%

Eksportfinans ASA
0.67%	03/15/12	1,200	1,167	(i,s)
0.68%	03/19/12	2,400	2,334	(i,s)
International Bank For Reconstruction & Development
0.05%	02/01/12	5,050	5,050	(d)
JP Morgan Chase & Co
0.78%	06/15/12	1,650	1,654	(i)
Westpac Banking Corp
1.13%	02/21/12	3,600	3,603	(b,i)
			13,808

Certificate of Deposit — 15.8%

Bank of Montreal/Chicago IL
0.44%	09/26/12	2,050	2,050	(i)
Bank of Nova Scotia
0.29%	01/13/12	3,800	3,800

		Principal Amount	Amortized Cost

Barclays Bank PLC
0.51%	02/06/12	$3,000	$3,000
Nordea Bank AB
0.35%	01/11/12	1,600	1,600
Royal Bank of Canada/New York NY
0.54%	03/12/12	3,300	3,300	(i)
Standard Chartered PLC
0.43%	02/10/12	3,750	3,750
Svenska Handelsbanken AB
0.43%	02/13/12	2,700	2,700
Toronto-Dominion Bank/NY
0.31%	02/08/12	3,900	3,900	(i)
Westpac Banking Corp/NY
0.47%	05/11/12	4,000	4,000	(i)
			28,100

Time Deposit — 0.1%

State Street Corporation
0.01%	01/03/12	151	151	(e)

Total Short-Term Investments (Cost $177,361)			177,261

Other Assets and Liabilities, net — 0.1%			117

NET ASSETS — 100.0%			$177,378

See Notes to Schedules of Investments and Notes to Financial Statements.

(In thousands) — December 31, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Funds have bought and the diversity of areas in which the Funds may invest as of a particular date. It may not be representative of the Funds’ current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to $6,229, $30,992 and 10,651 or 2.96%, 8.54% and 6.00% of the net assets of the Elfun Diversified Fund, Elfun Income Fund and Elfun Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2011, all or a portion of this security is reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(l)	Escrowed to maturity Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m)	Pre refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n)	The security is insured by AMBAC, AGC, AGMC, MBIA, FSA or FGIC. The Elfun Tax-Exempt Fund had insurance concentrations of 5% or greater as of December 31, 2011 (as a percentage of net assets) as follows:

FSA	6.37%
AMBAC	5.83%

(o)	Securities in default.

(p)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(In thousands) — December 31, 2011

(q)	Illiquid Securities. At December 31, 2011, these securities amounted to $329 and $54 or 0.09% and 0.03% of net assets for the Elfun Income and Elfun Diversified Fund respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees (Unaudited).

(r)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(s)	Fair Valued Security

†	Percentages are based on net assets as of December 31, 2011.
††	Security traded on different exchanges.
*	Less than 0.05%
**	Amount is less than $500.

Abbreviations:

ADR	—	American Depositary Receipt
AGC	—	Assured Guaranty Corporation
AGMC	—	Assured Guaranty Municipal Company
AMBAC	—	AMBAC Indemnity Corporation
FGIC	—	Financial Guaranty Insurance Corporation
FSA	—	Financial Security Assurance
GDR	—	Global Depositary Receipt
MBIA	—	Municipal Bond Investors Assurance Corporation
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SPDR	—	Standard & Poor’s Depository Receipts
STRIPS	—	Separate Trading of Registered Interest and Principal of Security
TBA	—	To be Announced

Selected data based on a unit outstanding during the fiscal years indicated

Elfun International Equity Fund	2011		2010		2009		2008		2007
Inception date	—		—		—		—		1/1/88
Net asset value, beginning of year	$18.92		$18.24		$14.65		$28.32		$25.69
Income (loss) from investment operations:
Net investment income	0.44		0.36		0.43		0.77		0.63
Net realized and unrealized gains (losses) on investments	(3.48)		0.69		3.63		(13.26)		5.45
Total income (loss) from investment operations	(3.04)		1.05		4.06		(12.49)		6.08
Less distributions from:
Net investment income	0.44		0.37		0.44		0.74		0.61
Net realized gains	—		—		0.03		0.44		2.84
Return of capital	0.01		—		—		—		—
Total distributions	0.45		0.37		0.47		1.18		3.45
Net asset value, end of year	$15.43		$18.92		$18.24		$14.65		$28.32
TOTAL RETURN (a)	(16.02)%		5.77%		27.69%		(44.15)%		23.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$240,572		$309,473		$301,332		$248,781		$483,850
Ratios to average net assets:
Net investment income	2.34%		2.05%		2.66%		3.10%		2.23%
Net expenses	0.30	%(c)	0.32	%(c)	0.27	%(c)	0.44	%(c)	0.20%
Gross expenses	0.31%		0.34%		0.28%		0.45%		0.20%
Portfolio turnover rate	39%		42%		45%		41%		31%

Elfun Trusts	2011		2010		2009		2008		2007
Inception date	—		—		—		—		5/27/35
Net asset value, beginning of year	$41.38		$38.50		$30.23		$48.73		$51.58
Income (loss) from investment operations:
Net investment income	0.48		0.40		0.35		0.49		0.61
Net realized and unrealized gains (losses) on investments	0.06		4.64		9.83		(17.35)		2.01
Total income (loss) from investment operations	0.54		5.04		10.18		(16.86)		2.62
Less distributions from:
Net investment income	0.48		0.41		0.37		0.49		0.61
Return of Capital	—		—		0.03		0.02		—
Net realized gains	1.09		1.75		1.51		1.13		4.86
Total distributions	1.57		2.16		1.91		1.64		5.47
Net asset value, end of year	$40.35		$41.38		$38.50		$30.23		$48.73
TOTAL RETURN (a)	1.33%		13.07%		33.62%		(34.53)%		5.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$1,647,396		$1,731,716		$1,639,896		$1,314,686		$2,199,017
Ratios to average net assets:
Net investment income	1.09%		1.00%		1.05%		1.10%		1.10%
Net expenses	0.21	%(c)	0.21	%(c)	0.23	%(c)	0.21	%(c)	0.12%
Gross expenses	0.21%		0.22%		0.24%		0.22%		0.12%
Portfolio turnover rate	16%		14%		8%		20%		12%

The accompanying Notes are an integral part of these financial statements.

Selected data based on a unit outstanding during the fiscal years indicated

Elfun Diversified Fund	2011		2010		2009		2008		2007
Inception date	—		—		—		—		1/1/88
Net asset value, beginning of year	$17.41		$16.08		$13.41		$19.80		$20.15
Income (loss) from investment operations:
Net investment income	0.38		0.28		0.29		0.42		0.50
Net realized and unrealized gains (losses) on investments	(0.83)		1.32		2.68		(6.41)		1.26
Total income (loss) from investment operations	(0.45)		1.60		2.97		(5.99)		1.76
Less distributions from:
Net investment income	0.43		0.27		0.30		0.40		0.49
Net realized gains	—		—		0.00	*	—		1.62
Total distributions	0.43		0.27		0.30		0.40		2.11
Net asset value, end of year	$16.53		$17.41		$16.08		$13.41		$19.80
TOTAL RETURN (a)	(2.60)%		9.98%		22.13%		(30.23)%		8.74	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$210,095		$229,881		$220,654		$191,347		$292,224
Ratios to average net assets:
Net investment income	2.11%		1.76%		1.98%		2.35%		2.31%
Net expenses	0.40	%(c)	0.48	%(c)	0.43	%(c)	0.31	%(c)	0.20%
Gross expenses	0.41%		0.75%		0.47%		0.33%		0.20%
Portfolio turnover rate	197%		148%		142%		180%		171%

Elfun Tax-Exempt Income Fund	2011		2010		2009		2008		2007
Inception date	—		—		—		—		1/1/80
Net asset value, beginning of year	$11.33		$11.64		$10.73		$11.54		$11.74
Income (loss) from investment operations:
Net investment income	0.53		0.53		0.53		0.53		0.54
Net realized and unrealized gains (losses) on investments	0.64		(0.31)		0.91		(0.81)		(0.20)
Total income from investment operations	1.17		0.22		1.44		(0.28)		0.34
Less distributions from:
Net investment income	0.53		0.53		0.53		0.53		0.54
Net realized gains	—		—		—		—		0.00	*
Total distributions	0.53		0.53		0.53		0.53		0.54
Net asset value, end of year	$11.97		11.33		$11.64		$10.73		$11.54
TOTAL RETURN (a)	10.57%		1.86%		13.64%		(2.51)%		2.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$1,730,904		$1,677,925		$1,776,803		$1,623,597		$1,757,490
Ratios to average net assets:
Net investment income	4.56%		4.54%		4.66%		4.72%		4.63%
Net expenses	0.19%		0.19%		0.18%		0.12%		0.12%
Gross expenses	0.19%		0.19%		0.18%		0.12%		0.12%
Portfolio turnover rate	31%		26%		33%		37%		39%

The accompanying Notes are an integral part of these financial statements.

Selected data based on a unit outstanding during the fiscal years indicated

Elfun Income Fund	2011		2010		2009		2008		2007
Inception date	—		—		—		—		12/31/84
Net asset value, beginning of year	$11.18		$10.73		$10.35		$11.09		$11.05
Income (loss) from investment operations:
Net investment income	0.39		0.36		0.43		0.52		0.61
Net realized and unrealized gains (losses) on investments	0.48		0.52		0.38		(0.74)		0.05
Total income from investment operations	0.87		0.88		0.81		(0.22)		0.66
Less distributions from:
Net investment income	0.38		0.43		0.43		0.52		0.62
Net realized gains	0.09		—		—		—		0.00 *
Total distributions	0.47		0.43		0.43		0.52		0.62
Net asset value, end of year	$11.58		$11.18		$10.73		$10.35		$11.09
TOTAL RETURN (a)	7.87%		8.31%		8.04%		(2.01)%		6.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$363,029		$350,325		$338,481		$328,913		$363,695
Ratios to average net assets:
Net investment income	3.39%		3.34%		4.15%		4.88%		5.58%
Net expenses	0.24	%(c)	0.23	%(c)	0.24	%(c)	0.16	%(c)	0.20%
Gross expenses	0.26%		0.27%		0.27%		0.20%		0.20%
Portfolio turnover rate	438%		357%		320%		451%		432%

Elfun Money Market Fund	2011		2010		2009		2008		2007
Inception date	—		—		—		—		6/13/90
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.00	*	0.00	*	0.00	*	0.03		0.05
Total income from investment operations	0.00	*	0.00	*	0.00	*	0.03		0.05
Less distributions from:
Net investment income	0.00	*	0.00	*	0.00	*	0.03		0.05
Total distributions	0.00	*	0.00	*	0.00	*	0.03		0.05
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
TOTAL RETURN (a)	0.07%		0.24%		0.42%		2.57%		5.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$177,378		$207,108		$244,564		$285,389		$327,766
Ratios to average net assets:
Net investment income	0.01%		0.06%		0.43%		2.57%		5.12%
Net expenses	0.23	%**	0.26	%**	0.24	%**	0.19	%**	0.18%**
Gross expenses	0.32%		0.28%		0.24%		0.19%		0.18%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	The total return includes .03% related to the purchase and sales of initial public offerings.
(c)	Reflects GEAM’s waiver of a portion of the Fund’s management expenses in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund or, prior to 2011, in another affiliated Money Market Fund formerly managed by GEAM.
*	Less than 0.005 per share.
**	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized yield of 0.00%.

The accompanying Notes are an integral part of these financial statements.

[This Page Left Intentionally Blank]

Statements of Assets and Liabilities December 31, 2011 (Amounts in thousands)	ELFUN INTERNATIONAL EQUITY FUND	ELFUN TRUSTS

ASSETS
Investments in securities, at Fair Value (cost $242,333; $1,267,262; $195,261; $1,542,730; $339,909 and $3,601, respectively)	$232,440	$1,617,614
Investments in affiliated securities, at Fair Value (at cost ($81; $371; $167; $228; $843 and $0, respectively)	77	356
Short-Term Investments (at amortized cost)	—	—
Short-Term affiliated investments (at amortized cost)	6,797	29,309
Repurchase Agreements	—	—
Restricted Cash	624	—
Foreign currency (cost $0; $0; $1; $0; $0; and $0, respectively)	—	—
Receivable for investments sold	—	—
Income receivables	767	1,383
Receivable for fund shares sold	274	118
Variation margin receivable	88	—
Receivable from GEAM	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Other assets	2	14
Total assets	241,069	1,648,794
LIABILITIES
Distribution payable to shareholders	—	—
Payable for investments purchased	—	—
Payable for fund shares redeemed	251	764
Payable to GEAM	31	295
Accrued other expenses	215	339
Variation margin payable	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Other liabilities	—	—
Total liabilities	497	1,398
NET ASSETS	$240,572	$1,647,396
NET ASSETS CONSIST OF:
Capital paid in	310,674	1,297,295
Undistributed (distribution in excess of) net investment income	(15)	(69)
Accumulated net realized gain (loss)	(60,287)	(167)
Net unrealized appreciation / (depreciation) on:
Investments	(9,897)	350,337
Futures	82	—
Foreign currency related transactions	15	—
NET ASSETS	$240,572	$1,647,396
Shares outstanding (Par value $10; $10; $10; $10; $10; and $1, respectively; unlimited shares authorized)	15,589	40,823
Net asset value, offering and redemption price per share	$15.43	$40.35

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND	ELFUN TAX-EXEMPT INCOME FUND	ELFUN INCOME FUND	ELFUN MONEY MARKET FUND

$197,595	$1,657,412	$345,869	$3,501

160	219	810	—
—	5,420	—	141,370
17,707	—	40,164	—
—	—	—	32,390
455	—	—	—
1	—	—	—
9	48,369	53	—
727	24,085	2,782	100
14	1,732	267	558
6	—	—	—
60	—	89	—
5	—	—	—
2	10	2	—
216,741	1,737,247	390,036	177,919

—	1,897	272	—
6,060	3,579	26,346	—
168	116	105	423
—	488	—	7
346	263	200	111
36	—	84	—
26	—	—	—
10	—	—	—
6,646	6,343	27,007	541
$210,095	$1,730,904	$363,029	$177,378

219,882	1,623,598	357,863	177,487
(7)	—	64	—
(11,967)	(7,367)	(223)	(9)

2,327	114,673	5,927	(100)
(121)	—	(602)	—
(19)	—	—	—
$210,095	$1,730,904	$363,029	$177,378

12,713	144,634	31,350	177,680
$ 16.53	$11.97	$11.58	$1.00

Statements of Operations For the Year ended December 31 , 2011 (Amounts in thousands)	ELFUN INTERNATIONAL EQUITY FUND	ELFUN TRUSTS

INVESTMENT INCOME
Income:
Dividends	$8,430	$22,485
Interest	14	2
Interest from affiliated investments	8	41
Less: Foreign taxes withheld	(782)	(16)
Total income	7,670	22,512
Expenses:
Advisory and administration fees	519	2,983
Shareholder servicing agent expense	21	119
Transfer agent fees	84	276
Custody and accounting expenses	163	97
Professional fees	8	28
Other expenses	91	169
Total expenses	886	3,672
Less: Expenses waived or borne by the adviser	(12)	(53)
Less: Expenses reimbursed by the adviser	—	—
Net expenses	874	3,619
Net investment income	6,796	18,893
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	(6,018)	43,278
Futures	(739)	—
Foreign currency related transactions	(85)	(2)

Increase (decrease) in unrealized appreciation / (depreciation) on:
Investments	(48,131)	(37,997)
Futures	256	—
Foreign currency related transactions	(18)	—
Net realized and unrealized gain (loss) on investments	(54,735)	5,279
Net increase (decrease) in net assets resulting from operations	$(47,939)	$24,172

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND	ELFUN TAX - EXEMPT INCOME FUND	ELFUN INCOME FUND	ELFUN MONEY MARKET FUND

$3,174	$—	$12	$—
2,544	79,358	12,913	464
26	2	61	—
(145)	—	(4)	—
5,599	79,360	12,982	464

295	2,672	540	301
16	121	26	18
57	121	73	58
463	105	170	99
7	34	8	65
86	177	100	81
924	3,230	917	622
(33)	—	(73)	—
—	—	—	(169)
891	3,230	844	453
4,708	76,130	12,138	11

8,840	(3,028)	19,652	1
(1,653)	—	(5,296)	—
221	—	—	—

(17,614)	93,947	1,810	(100)
(302)	—	(1,179)	—
(25)	—	—	—
(10,533)	90,919	14,987	(99)
$(5,825)	$167,049	$27,125	$(88)

Statements of Changes in Net Assets For the year ended December 31, 2011 and 2010 (Amounts in thousands)	ELFUN INTERNATIONAL EQUITY FUND		ELFUN TRUSTS FUND

	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,796	$5,799	$18,893	$16,201
Net realized gain (loss) on investments, futures and foreign currency related transactions	(6,842)	(10,482)	43,276	70,369
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures and foreign currency related transactions	(47,893)	20,163	(37,997)	116,850
Net increase (decrease) from operations	(47,939)	15,480	24,172	203,420
Distributions to shareholders from:
Net investment income	(6,736)	(5,980)	(18,959)	(16,402)
Net realized gains	—	—	(43,352)	(70,387)
Return of capital	(199)	—	—	—
Total distributions	(6,935)	(5,980)	(62,311)	(86,789)
Increase (decrease) in net assets from operations and distributions	(54,874)	9,500	(38,139)	116,631
Share transactions:
Proceeds from sale of shares	11,753	23,108	38,252	41,106
Value of distributions reinvested	6,085	5,263	48,056	66,789
Cost of units redeemed	(31,865)	(29,730)	(132,489)	(132,706)
Net increase (decrease) from shares transactions	(14,027)	(1,359)	(46,181)	(24,811)
Total increase (decrease) in net assets	(68,901)	8,141	(84,320)	91,820

NET ASSETS
Beginning of period	309,473	301,332	1,731,716	1,639,896
End of period	$240,572	$309,473	$1,647,396	$1,731,716
Undistributed (distribution in excess of) net investment income, end of period	$(15)	$11	$(69)	$(34)

CHANGES IN FUND SHARES

Shares sold	624	1,244	894	997
Issued for distribution reinvested	401	279	1,198	1,609

Shares redeemed	(1,792)	(1,688)	(3,118)	(3,353)
Net increase (decrease) in fund shares	(767)	(165)	(1,026)	(747)

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND		ELFUN TAX-EXEMPT INCOME FUND		ELFUN INCOME FUND		ELFUN MONEY MARKET FUND

2011	2010	2011	2010	2011	2010	2011	2010

$4,708	$3,847	$76,130	$81,578	$12,138	$11,675	$11	$126

7,408	1,317	(3,028)	7,450	14,356	6,295	1	2

(17,941)	15,859	93,947	(54,185)	631	9,662	(100)	—
(5,825)	21,023	167,049	34,843	27,125	27,632	(88)	128

(5,284)	(3,566)	(76,130)	(81,578)	(11,915)	(13,612)	(135)	(312)
—	—	—	—	(2,650)	—	—	—
—	—	—	—	—	—	—	—
(5,284)	(3,566)	(76,130)	(81,578)	(14,565)	(13,612)	(135)	(312)

(11,109)	17,457	90,919	(46,735)	12,560	14,020	(223)	(184)

9,772	9,623	62,668	60,865	32,622	23,355	81,055	83,709
4,588	3,089	52,299	56,241	10,532	9,704	121	277
(23,037)	(20,942)	(152,907)	(169,249)	(43,010)	(35,235)	(110,683)	(121,258)
(8,677)	(8,230)	(37,940)	(52,143)	144	(2,176)	(29,507)	(37,272)
(19,786)	9,227	52,979	(98,878)	12,704	11,844	(29,730)	(37,456)

229,881	220,654	1,677,925	1,776,803	350,325	338,481	207,108	244,564
$210,095	$229,881	$1,730,904	$1,677,925	$363,029	$350,325	$177,378	$207,108

$(7)	$250	$—	$—	$64	$(89)	$—	$124

557	570	5,418	5,181	2,872	2,114	80,925	83,519
279	178	4,522	4,788	919	876	121	277

(1,324)	(1,271)	(13,390)	(14,547)	(3,782)	(3,182)	(110,681)	(121,259)
(488)	(523)	(3,450)	(4,578)	9	(192)	(29,635)	(37,463)

December 31, 2011

1.	Organization of the Funds

The Elfun Funds (each a “Fund” and collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, is a wholly owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements.

There are no items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Repurchase Agreements  Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s invest-

ment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

December 31, 2011

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds entered into derivative transactions for the purpose of hedging, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, gaining market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Funds. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments Certain Funds purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform

December 31, 2011

under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the fund are generally paid directly by the fund, however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1—Quoted prices for identical investments in active markets.

Level 2—Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

December 31, 2011

Level 3—Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Portfolio Securities and any short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Funds use the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Funds classify the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close

December 31, 2011

of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds’ investments measured at fair value on a recurring basis at December 31, 2011:

(Dollars in Thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total

Elfun International Equity Fund	Investments in Securities †
	Common Stock	$228,627	$—	$—	$228,627
	Preferred Stock	3,813	—	—	3,813
	Other Investments	—	77	—	77
	Short-Term Investments	6,797	—	—	6,797

	Total Investments in Securities	$239,237	$77	$—	$239,314
	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$110	$—	$—	$110
	Futures Contracts — Unrealized Depreciation	(28)	—	—	(28)

	Total Other Financial Instruments	$82	$—	$—	$82

December 31, 2011

(Dollars in Thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total

Elfun Trusts	Investments in Securities †
	Common Stock	$1,617,614	$—	$—	$1,617,614
	Other Investments	—	356	—	356
	Short-Term Investments	29,309	—	—	29,309

	Total Investments in Securities	$1,646,923	$356	$—	$1,647,279

Elfun Diversified Fund	Investments in Securities †
	Domestic Equity	$83,867	$—	$—	$83,867
	Foreign Equity	37,124	—	—	37,124
	U.S. Treasuries	—	12,084	—	12,084
	Agency Mortgage Backed	—	20,505	—	20,505
	Agency CMOs	—	1,411	—	1,411
	Asset Backed	—	642	—	642
	Corporate Notes	—	23,451	—	23,451
	Non-Agency CMOs	—	4,413	—	4,413
	Sovereign Bonds	—	1,783	—	1,783
	Municipal Notes and Bonds	—	421	—	421
	Exchange Traded Funds	11,369	—	—	11,369
	Preferred Stock	525	—	—	525
	Other Investments	—	160	—	160
	Short-Term Investments	17,707	—	—	17,707

	Total Investments in Securities	$150,592	$64,870	$—	$215,462
	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$86	$—	$—	$86
	Futures Contracts — Unrealized Depreciation	(207)	—	—	(207)
	Foreign Currency Forward Exchange Contracts —
	Unrealized Appreciation	—	5	—	5
	Foreign Currency Forward Exchange Contracts —
	Unrealized Depreciation	—	(26)	—	(26)

	Total Other Financial Instruments	$(121)	$(21)	$—	$(142)
Elfun Tax-Exempt Income Fund	Investments in Securities †
	Municipal Bonds and Notes	$—	$1,657,412	$—	$1,657,412
	Other Investments	—	219	—	219
	Short-Term Investments	—	5,420	—	5,420

	Total Investments in Securities	$—	$1,663,051	$—	$1,663,051

December 31, 2011

(Dollars in Thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total

Elfun Income Fund	Investments in Securities †
	U.S. Treasuries	$—	$68,334	$—	$68,334
	Agency Mortgage Backed	—	106,427	—	106,427
	Agency CMOs	—	8,249	—	8,249
	Asset Backed	—	2,425	—	2,425
	Corporate Notes	—	123,531	—	123,531
	Non-Agency CMOs	—	24,452	—	24,452
	Sovereign Bonds	—	8,775	—	8,775
	Municipal Notes and Bonds	—	3,040	—	3,040
	Preferred Stock		636		636
	Other Investments	—	810	—	810
	Short-Term Investments	40,164	—	—	40,164

	Total Investments in Securities	$40,164	$346,679	$—	$386,843
	Other Financial Instruments *
	Long Futures Contracts — Unrealized Appreciation	$79	$—	$—	$79
	Short Futures Contracts — Unrealized Depreciation	(681)	—	—	(681)

	Total Other Financial Instruments	$(602)	$—	$—	$(602)
Elfun Money Market Fund	Investments in Securities †
	U.S. Treasuries	$—	$23,211	$—	$23,211
	U.S. Government Agency Obligations	—	36,256	—	36,256
	Commercial Paper	—	43,345	—	43,345
	Repurchase Agreements	—	32,390	—	32,390
	Corporates	—	10,307	3,501	13,808
	Certificates of Deposit	—	28,100	—	28,100
	Time Deposit	—	151	—	151

	Total Investments in Securities	$—	$173,760	$3,501	$177,261

The following tables present the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2011 (In Thousands):

Elfun Diversified Fund	Agency CMOs	Non-Agency CMOs	Total
Balance at 12/31/10	$130	$1	$131
Accrued discounts/premiums	(2)	—	(2)
Realized gain (loss)	(32)	(1)	(33)
Change in unrealized gain (loss)	32	—	32
Purchases	—	—	—
Sales	(23)	—	(23)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(105)	—	(105)
Balance at 12/31/11	$—	$—	$—
Change in unrealized appreciation relating to securities still held at 12/31/11	$—	$—	$—

December 31, 2011

Elfun Income Fund	Agency CMOs	Asset Backed	Non-Agency CMOs	Total
Balance at 12/31/10	$515	$25	$437	$977
Accrued discounts/premiums	(14)	—	—	(14)
Realized gain (loss)	37	—	(72)	(35)
Change in unrealized gain (loss)	(41)	—	71	30
Purchases	—	—	—	—
Sales	(149)	—	—	(149)
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(348)	(25)	(436)	(809)
Balance at 12/31/11	$—	$—	$—	$—
Change in unrealized appreciation relating to securities still held at 12/31/11	$—	$—	$—	$—

Elfun Money Market Fund			Corporates	Total
Balance at 12/31/10			$—	$—
Accrued discounts/premiums			—	—
Realized gain (loss)			—	—
Change in unrealized gain (loss)			(100)	(100)
Purchases			3,601	3,601
Sales			—	—
Issuances			—	—
Settlements			—	—
Transfers into Level 3			—	—
Transfers out of Level 3			—	—
Balance at 12/31/11			$3,501	$3,501
Change in unrealized depreciation relating to securities still held at 12/31/11			$(100)	$(100)

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

†	See Schedule of Investments for Industry Classification

*	Other financial instruments include derivative instruments such as futures and forward exchange contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

December 31, 2011

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2011:

(Dollars in Thousands):
	Asset Derivatives December 31, 2011			Liability Derivatives December 31, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Elfun International Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	110	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(28	)*
Elfun Diversified Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	54	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(15	)*
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	32	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(192	)*
Foreign Currency Forward Exchange Contracts	Asset, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Forward Exchange Contracts	5		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Forward Exchange Contracts	(26)
Elfun Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	79	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(681	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

December 31, 2011

Shown below are the effects of derivative instruments on each Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation)on Derivatives Recognized in Income ($)
Elfun International Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	41,516/(47,971)	(739)	256
Elfun Diversified Fund
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	38,751/(42,490)	49	(63)
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	205,537/(198,433)	(1,359)	(239)
Foreign Currency Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	19,072/(18,729)	(343)	—
Foreign Currency Forward Exchange Contracts	Realized gain/(loss) on Foreign currency related transactions, Increase/(decrease) in unrealized appreciation/ (depreciation) on Foreign currency related transactions	0/(4,495)	269	(21)
Elfun Income Fund
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	933,000/(906,271)	(5,296)	(1,179)

5.	Line of Credit

The Funds share a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% (prior to November 2, 2011, the rate was

December 31, 2011

0.125%) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Funds have a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Funds during the period ended December 31, 2011.

6.	Compensation and Fees paid to Affiliates

During 2011, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as unitholder servicing agent. These expenses are included as administration expenses and unitholder servicing agent expenses in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

GEAM has a contractual arrangement with each Fund (except the Elfun Tax-Exempt Income Fund and the Elfun Money Market Fund) to waive a portion of the Funds Management fees in the amount equal to the Management fee earned by GEAM with respect to the Funds investment in the GE Institutional Money Market Fund.

7.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended December 31, 2011, were as follows (In Thousands):

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Elfun International Equity Fund	$-	$-	$109,813	$116,159
Elfun Trusts	-	-	270,804	340,082
Elfun Diversified Fund	277,945	279,761	131,424	135,343
Elfun Tax-Exempt Income Fund	-	-	509,103	584,750
Elfun Income Fund	1,279,689	1,276,640	196,107	205,990
Elfun Money Market Fund	-	-	-	-

8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2008, 2009, 2010, and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

December 31, 2011

At December 31, 2011, information on the tax components of capital is as follows:

(In Thousands)
		Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
Fund	Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
Elfun International Equity Fund	$253,092	$20,159	$(33,937)	$(13,778)	$55	$-	$(56,379)	$-
Elfun Trusts	1,297,178	424,344	(74,243)	350,101	-	-	-	-
Elfun Diversified Fund	215,770	13,982	(14,290)	(308)	2	-	(9,481)	-
Elfun Tax-Exempt Income Fund	1,548,495	115,810	(1,254)	114,556	-	39	(7,289)	-
Elfun Income Fund	382,490	10,955	(6,602)	4,353	-	1,026	-	(214)
Elfun Money Market Fund	177,361	-	(100)	(100)	-	-	(9)	-

As of December 31, 2011, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

	Amount (In Thousands)
Fund	Short Term	Long Term	Expires
Elfun International Equity Fund	$33,349	$-	12/31/17
	13,483	-	12/31/18
	4,411	5,136	N/A
Elfun Diversified Fund	9,481	-	12/31/17
Elfun Tax-Exempt Income Fund	3,504	-	12/31/17
	3,271	514	N/A
Elfun Money Market Fund	9	-	12/31/16

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

December 31, 2011

During the year ended December 31, 2011, the Funds utilized prior year capital loss carryovers as follows:

Fund (In Thousands)	Amount
Elfun Diversified Fund	$6,024
Elfun Income Fund	10,795
Elfun Money Market Fund	191

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2011 as follows:

Fund (In Thousands)	Capital	Ordinary
Elfun Income Fund	$214	$—

The tax composition of distributions paid during the years ended December 31, 2011, were as follows:

Fund (In Thousands)	Exempt Interest	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Elfun International Equity Fund	$—	$6,736	$—	$199	$6,935
Elfun Trusts	—	18,959	43,352	—	62,311
Elfun Diversified Fund	—	5,284	—	—	5,284
Elfun Tax-Exempt Income Fund	74,163	1,967	—	—	76,130
Elfun Income Fund	—	14,565	—	—	14,565
Elfun Money Market Fund	—	135	—	—	135

The tax composition of distributions paid during the years ended December 31, 2010, were as follows:

Fund (In Thousands)	Exempt Interest	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Elfun International Equity Fund	$—	$5,979	$—	$—	$5,979
Elfun Trusts	—	16,402	70,387	—	86,789
Elfun Diversified Fund	—	3,566	—	—	3,566
Elfun Tax-Exempt Income Fund	78,685	2,893	—	—	81,578
Elfun Income Fund	—	13,612	—	—	13,612
Elfun Money Market Fund	—	312	—	—	312

Distributions to Shareholders

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on foreign currency contracts, futures, investments organized as partnerships for tax purposes, distributions from Real Estate Investment Trusts (REITs) and other equity investments, losses deferred due to offsetting positions, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains

December 31, 2011

available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the

Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2011 were as follows:

Fund (In Thousands)	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital paid In
Elfun International Equity Fund	$113	$86	$(199)
Elfun Trusts	31	304	(335)
Elfun Diversified Fund	319	(140)	(179)
Elfun Tax-Exempt Income Fund	-	-	-
Elfun Income Fund	(70)	240	(170)
Elfun Money Market Fund	-	190	(190)

9.	Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements”. This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011, however management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund’s financial statements and the accompanying notes, net assets or results of operations.

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement: Amendments to

Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amended wording resulting in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). In particular, the amendments clarify how to apply existing fair value measurement and disclosure requirements as well as expand disclosure about valuation techniques and unobservable inputs used in Level 3 fair value measurements. In addition, the amendments require a narrative description of Level 3 measurements’ sensitivity to changes in unobservable inputs if such changes significantly alter the fair value measurement. The amendments are applied prospectively and are effective for an annual period beginning after December 15, 2011.

Management of the Fund does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts; however, additional disclosures will be required about valuation techniques and inputs.

The Unitholders and Board of Trustees

Elfun Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund (collectively, the “Funds”), as of December 31, 2011, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund as of December 31, 2011, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2012

For the year ended December 31, 2011

The following funds intend to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended December 31, 2011, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

	Total Foreign Source Income	Total Foreign Taxes Paid
Elfun International Equity Fund	$8,430,454	$742,564

Of the dividends paid from net investment income by the Elfun Tax-Exempt Fund during the calendar year ended December 31, 2011, 97.40% represent exempt interest dividends for Federal income tax purposes.

For the year ended December 31, 2011, the Fund hereby designates as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income.

Fund	Gross Amount
Elfun Trusts	$43,351,879

For the fiscal year ended December 31, 2011, certain dividends paid by the fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Elfun International Equity Fund	$6,934,613
Elfun Trusts	$18,958,809
Elfun Diversified Fund	$3,231,440

For corporate shareholders the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction:

Fund name	Dividends Received Deduction
Elfun Trusts	100.00%
Elfun Diversified Fund	31.53%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the Elfun Funds1 (the “Board”) considered and all those that were present unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 12, 2011.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including numerous exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

1 The Elfun Funds include the Elfun Trusts, Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Money Market Fund (each, a “Fund” and collectively, the “Funds”).

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance in certain periods. The Board members discussed GEAM’s investment approach with respect to each of the Funds, and the reasons for certain Funds’ relative underperformance.

The Board members concluded that the Funds’ performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members also noted that the Board had in prior years reviewed with GEAM personnel the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID, to the Funds, and that such assumptions and methods used in cost allocation had not changed for this year. The Board members also discussed with GEAM personnel that the basis for their belief that the methods of allocation used by GEAM continue to be reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent to Which Economies of Scale Would be Realized for the Benefit of Fund Shareholders as the Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, although none of the Funds experienced significant growth in assets over the past year, the Funds continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each investment advisory agreement was in the best interests of the Funds and their shareholders.

Information about Trustees and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Company is set forth below.

Interested Trustees and Executive Officers

Dmitri Stockton

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  47

Position(s) Held with Fund  Chairman of the Board

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  President and Chief Executive Officer of GEAM since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Director of GEAM since May 2011; Member of the Board of GE Foundation since November 2009; Member of the Executive Advisory Council at North Carolina A&T State University School of Business and Economics since March 2011; Trustee of GE Savings & Security Funds and General Electric Pension Trust since May 2011 and Member of the National Board of Directors of A Better Chance since January 2012.

George A. Bicher

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  53

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  Chief Risk Officer of GEAM since March 2011; formerly, Senior Vice President and Portfolio Manager at GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio

Manager at GEAM from 2006 to 2009; U.S. equity research analyst at GEAM from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust and Director of GEAM since March 2011.

Paul M. Colonna

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  43

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  President – Fixed Income at GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President-Total Return Management at GEAM from March 2005 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since February 2007; Director of GEAM since March 2007; and Director of GE Asset Management Limited (GEAML) since December 2007.

Joon Won Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  42

Position(s) Held with Fund  Vice President & Assistant Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – Vice President and Assistant Secretary – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at

GEAM from June 2010 to March 2011; and Vice President and Associate General Counsel at GEAM and from November 2005 to June 2010.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Michael J. Cosgrove

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  62

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 24 years

Principal Occupation(s) During Past 5 Years  President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds & Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President – Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  28

Other Directorships Held by Trustee  Chairman of the Board and President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of Skin Cancer Foundation since August 2010; Board of Governors for the Investment Company Institute; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Gregory B. Hartch

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  42

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and the Strategy and Business Development Leader at GE Asset Management since December 2011; formerly Senior Vice President – Tactical Asset Allocation from 2010 to December 2011; Managing Director – International Real Estate from 2007 to 2010; and Director of Fixed Income Research from 2004 to 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since January 2012.

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  45

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, GE Investments Funds, Inc. and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Jeanne M. LaPorta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds and GE Investments Funds, Inc. since July 2003; Vice President of Elfun Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Ralph R. Layman

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  56

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 20 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Public Equities at GEAM since July 2009; President – International Equity Investments of GEAM from March 2007 to July 2009; Executive Vice President of GEAM from 1993 to March 2007; Executive Vice President – International Equity Investments at GEAM from 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension

Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995 and Director of GEAM since July 2009.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  4 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  28

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GE Investments Funds, Inc. and GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Donald W. Torey

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 18 years

Principal Occupation(s) During Past 5 years  President – Alternative Investments at GEAM since March 2007; Executive

Vice President of GEAM from 1997 to March 2007; Executive Vice President – Alternative Investments from 1997 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  54

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – two year

Principal Occupation(s) During Past 5 Years  President – Investment Strategies since February 2008; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since 2008; Director of GEAM since August 2008 and Director of Edmunds Holding Company since 1999.

Tracie Winbigler

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  45

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Financial Officer of GEAM since January 2011; HealthAhead Finance Leader for GE from April 2010 to December 1010; Chief Financial Officer of GE Transportation from January 2008 to March 2010; and Executive Vice President, Chief Financial Officer Integrated Media and TV Group for NBC Universal from March 2006 to December 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  28

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since January 2011; Director of GEAM since January 2011; Member of the IESE Business School and Global Women’s Forum Advisory Board

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson is Chief Investment Officer – U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for Elfun Trusts since 1988. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Michael J. Caufield is a Senior Vice President of GE Asset Management. He is the Chief Investment Officer and portfolio manager of the Elfun Tax-Exempt Income Fund and has served as portfolio manager since October 2000. Mr. Caufield is also the Senior Portfolio Manager for all municipal strategies. Mr. Caufield joined GE Asset Management in 1987 as Vice President, manager of fixed income research & analysis and was promoted to Senior Vice President in 1994.

Paul M. Colonna is the President and Chief Investment Officer – Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Elfun Income Fund and has been responsible for the fixed income portion of the Elfun Diversified Fund. Mr. Colonna became President – Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

James C. Gannon is an assistant portfolio manager of GE Asset Management. He has served on the portfolio management team for the Elfun Money Market Fund since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade operations specialist in fixed income, and became an assistant portfolio manager in February 2003.

Greg Hartch is a Senior Vice President and the Strategy and Business Development Leader at GE Asset Management. He began serving as a portfolio manager to the Elfun Diversified Fund effective January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President – Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007 and Managing Director – International Real Estate from 2007 to 2010.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Elfun Income Fund since September 1997. Prior to joining GE Asset Management in 1996, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Elfun International Equity Fund since joining GE Asset Management in October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Mark H. Johnson is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Elfun Income Fund since 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Ralph R. Layman is the President and Chief Investment Officer – Public Equities and a Director at GE Asset Management. He manages the overall equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the Elfun International Equity Fund since 1991 and has been responsible for the international equity portion for the Elfun Diversified Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments, became an Executive Vice President in 1992, served as President – International Equities from March 2007 to 2009, and has served as President and Chief Investment Officer – Public Equities since July 2009.

Portfolio	Manager Biographies (continued)

Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments, became and Executive Vice President in 1992, President – International Equities in March 2007, and President and Chief Investment Officer – Public Equities since July 2009.

Michael E. Martini is a Vice President and portfolio manager at GE Asset Management. He has served on the portfolio management team for the Elfun Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Elfun International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Michael Nowakowski is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since July 2011. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Nowakowski joined GE Asset Management in 2007 as a Data Analyst working on the fixed income Insurance portfolio. Mr. Nowakowski later became the Team Lead of Portfolio Analytics for Total Return and Insurance fixed income.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the Elfun International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equities.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the Elfun Income Fund since March 2005. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Michael J. Solecki is a Senior Vice President and Co-Chief Investment Officer – International Equities at GE Asset Management. He has served as a portfolio manager of the Elfun International Equity Fund since August 1999. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

David Wiederecht is the President and Chief Investment Officer – Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager to the Elfun Diversified Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President and Chief Investment Officer – Investment Strategies since 2008.

Portfolio Managers

Elfun International Equity Fund

Team led by Ralph R. Layman

Elfun Trusts

David B. Carlson

Elfun Diversified Fund

Paul M. Colonna

Gregory B. Hartch

Ralph R. Layman

David Wiederecht

Elfun Tax-Exempt Income Fund

Michael Caufield

Elfun Income Fund

Team led by Paul M. Colonna

Elfun Money Market Fund

Team led by Michael E. Martini

Investment Adviser

GE Asset Management Incorporated

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Unitholder Servicing Agent

Address all inquiries to:

GE Mutual Funds

BNY Mellon Asset Servicing

P.O. Box 9838

Providence, RI 02940

Officers of the Investment Adviser

Dmitri Stockton, Trustee, President and Chief Executive Officer, GE Asset Management Incorporated (since May 2011)

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Trustee, Chief Risk Officer

Paul M. Colonna, Trustee, President and Chief Investment Officer – Fixed Income

Michael J. Cosgrove, Trustee, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Trustee*, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, Trustee, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steve Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Trustee, Executive Vice President, General Counsel and Secretary

Donald W. Torey, Trustee, President and Chief Investment Officer – Alternative Investments and Real Estate

David Wiederecht, Trustee, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Trustee, Executive Vice President, Chief Financial Officer

*	Effective January, 2012

New Online Service

Your Elfun Mutual Fund accounts can now be accessed on the Internet at

www.elfun.org.

Here are some of the benefits of our online service:

• View account balance and transaction history	• View and order tax forms
• Make exchanges	• View quarterly statements
• Redeem shares	• Change address
• Purchase shares	• Re-order money market checks

Many more features will be added to the web site in the future for your convenience.

New Extended Telephone Service

Our Representatives at the Customer Service Center are available Monday to Friday from 8:30 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.

Automated Voice Response System

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.

Contact Us By Mail

If you’d like to write to us, address your inquiries regarding your account(s) to:

GE Mutual Funds

BNY Mellon Asset Servicing

P.O. Box 9838

Providence, RI 02940

We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

MORNINGSTAR RATINGS™

Through December 31, 2011

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
Elfun International Equity — (Foreign Large Blend)
Overall	853
3 year	741
5 year	567
10 year	317
Elfun Trusts — (Large Growth)
Overall	1748
3 year	1477
5 year	1279
10 year	804
Elfun Diversified — (Moderate Allocation)
Overall	1019
3 year	843
5 year	736
10 year	393
Elfun Tax-Exempt Income — (Muni National Long)
Overall	250
3 year	227
5 year	211
10 year	181
Elfun Income — (Intermediate-Term Bond)
Overall	1238
3 year	1017
5 year	872
10 year	582

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

Past performance is no guarantee of future results.

This does not constitute a part of the Funds’ Shareholder Report

Elfun Funds

1600 Summer Street

Stamford, CT 06905

Distributor

GE Investment Distributors Inc.

Member FINRA and SIPC

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.gefunds.com/elfun

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

ELF 1 (2/12)

PRSRT STD

U.S. POSTAGE

PAID

Permit No. 1793

Lancaster, PA

ITEM 2.	CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Donald W. Torey and Tracie Winbigler are designated as audit committee financial experts for the Funds; and further that it is the finding of the Board of Trustees that Mr. Torey and Ms. Winbigler qualify as audit committee financial experts. Each audit committee member is deemed to be an “interested person” of the Funds as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $16,592 in 2010 and $26,300 in 2011.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the Elfun Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2010 or 2011 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2010 and $0 in 2011.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates that were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Registrants audit committee members are: Donald W. Torey and Tracie Winbigler.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Attached hereto as exhibit 3 is the company’s Code of Ethics.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Dmitri L. Stockton and Arthur A. Jensen as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Elfun Diversified Fund

By:	/S/ DMITRI L. STOCKTON
Dmitri L. Stockton
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ DMITRI L. STOCKTON
Dmitri L. Stockton
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	February 24, 2012

By:	/S/ ARTHUR A. JENSEN
Arthur A. Jensen
Treasurer, Elfun Funds

Date:	February 24, 2012

EXHIBIT INDEX

(a) Attached hereto as exhibit 3 is the company’s Code of Ethics.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.